UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CAPLEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

Annual Meeting of Stockholders

April 30, 2013

To Our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend the 2013 Annual Meeting of Stockholders of CapLease, Inc. (the “Company”).  This meeting will be held at the New York office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166, on Wednesday, June 12, 2013, at 10:00 a.m. local time.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.  Also enclosed with the Proxy Statement are your proxy card, instructions for voting and the 2012 Annual Report to Stockholders.  You are being asked to elect directors, approve executive compensation (or the say-on-pay vote), approve amendments to our 2004 stock incentive plan, and ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournment or postponement thereof.

Your vote is very important.  Please take a moment now to cast your vote, whether or not you plan to attend the meeting, by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope.  You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Best regards,

Paul H. McDowell
Chairman of the Board and Chief Executive Officer

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 12, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Meeting”) of CapLease, Inc., a Maryland corporation (the “Company”), will be held at the New York office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166, on Wednesday, June 12, 2013, at 10:00 a.m. local time.  The matters to be considered by stockholders at the Meeting, which are described in detail in the accompanying Proxy Statement, are:

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2014 and until their successors are elected;
2.	To approve, on an advisory basis, executive compensation (or the say-on-pay vote);
3.
To approve amendments to the Company’s 2004 Stock Incentive Plan, as amended and restated (the “stock plan”), the primary purpose of which is to increase by 3,100,000 shares the maximum aggregate number of shares of common stock issuable under the stock plan, from 5,123,000 to 8,223,000 shares;

4.	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2013; and
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors (the “Board”) has fixed the close of business on April 9, 2013, as the record date for the Meeting.  Only stockholders of record of our common stock as of that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

The accompanying proxy is being solicited by the Board.  The Board recommends a vote “FOR” Items 1, 2, 3 and 4.  This notice and Proxy Statement are first being mailed to stockholders on or about April 30, 2013.

Please complete and promptly return the enclosed proxy card in the envelope provided whether or not you plan to attend the Meeting.  Doing so will not prevent you from voting in person at the Meeting if you choose to do so.  It will, however, help to assure that a quorum is present for the Meeting.

By Order of the Board,

Paul C. Hughes
Corporate Secretary

New York, New York
April 30, 2013

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to Be Held on June 12, 2013

The Company’s Proxy Statement and 2012 Annual Report to Stockholders are available at http://www.caplease.com/proxy.

TABLE OF CONTENTS

Page

Proxy Statement	1
Ownership of Our Common Stock	4
Board of Directors	6
Overview	6
Board Leadership Structure	6
Communications with the Board	7
Committees of the Board	7
Compensation Committee Interlocks and Insider Participation	9
Risk Oversight	9
Code of Business Conduct and Ethics	9
Corporate Governance Guidelines	9
Conflict of Interest Policy	9
Corporate Profile	9
Proposal 1—Election of Directors	11
Board Biographies	12
Compensation of Directors	15
Our Executive Officers	16
Executive Compensation	17
Compensation Committee Report	17
Compensation Discussion and Analysis	17
Summary Compensation Table	24
Grants of Plan-Based Awards	25
Outstanding Equity Awards at Fiscal Year-End	27
Stock Vested Table	27
Securities Authorized for Issuance under Equity Compensation Plans	28
Employment of Our Executives	29
Salary, Bonus and Other Benefits	29
Term	29
Severance	29
Non-Compete	31
Quantification of Hypothetical Benefits	31
401(k) Plan	33
Proposal 2—Advisory Approval of Executive Compensation	34
Proposal 3— Amendments to the 2004 Stock Incentive Plan, as Amended and Restated	35
The Audit Committee	39
Report of the Audit Committee	39
Proposal 4—Ratification of McGladrey LLP as Our Independent Registered Public Accounting Firm	40
Fees Paid to Independent Registered Public Accounting Firm	40
Section 16(a) Beneficial Ownership Reporting Compliance	41
2012 Annual Report to Stockholders	41
Beneficial Owners	41
Other Matters	41
Stockholder Proposals for 2014 Annual Meeting of Stockholders	41
Annex A – Independence Determination Guidelines	A-1
Annex B – Non-GAAP Financial Measures	B-1
Annex C – Stock Incentive Plan	C-1

i

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

Proxy Statement

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CapLease, Inc. (the “Board”), a Maryland corporation (“we,” “us” or the “Company”), for use at the Company’s 2013 Annual Meeting of Stockholders (the “Meeting”).  The Meeting will be held at the New York office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166, on Wednesday, June 12, 2013, at 10:00 a.m. local time, and any adjournment or postponement thereof.  This Proxy Statement, the foregoing notice and the enclosed proxy card are first being mailed to stockholders of the Company on or about April 30, 2013.  Only stockholders of record of our common stock at the close of business on April 9, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting.

Questions and Answers About the Meeting and Voting

The questions and answers set forth below provide general information regarding this Proxy Statement and the Meeting.

What will stockholders be voting on at the Meeting?

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2014 and until their successors are elected;

2.	To approve, on an advisory basis, executive compensation (or the say-on-pay vote);

3.
To approve amendments to the Company’s 2004 Stock Incentive Plan, as amended and restated (the “stock plan”), the primary purpose of which is to increase by 3,100,000 shares the maximum aggregate number of shares of common stock issuable under the stock plan, from 5,123,000 to 8,223,000 shares;

4.	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 9, 2013, may vote at the Meeting.  Each share of common stock has one vote.  There were 88,845,604 shares of common stock outstanding on the Record Date.

Holders of our preferred stock are not entitled to vote at the Meeting.

What percentage of our common stock do the directors and executive officers own?

Our directors and executive officers owned approximately 3.9% of our common stock, as of the Record Date.  (See the discussion under the heading “Ownership of Our Common Stock” for more details.)

How do I vote?

You must be present, or represented by proxy, at the Meeting in order to vote your shares.  Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy.  Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all of our common stockholders to enable them to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Paul H. McDowell, our Chairman of the Board and Chief Executive Officer, and Paul C. Hughes, our Vice President, General Counsel and Corporate Secretary, as your proxy.  They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so.  However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournment or postponement thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018, that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy.  All signed proxies that have not been revoked will be voted at the Meeting.  If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Meeting, present in person or represented by proxy.  If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting.  If a quorum is not present at the Meeting, the chairman of the meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2014 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee.  Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.  In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee.  If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when casting my advisory approval of executive compensation (or the say-on-pay vote)?

When casting your advisory approval of executive compensation, you may:

•	vote in favor of the proposal;

•	vote against the proposal; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for advisory approval of executive compensation.  Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the advisory approval of executive compensation.

What are my voting choices when voting on the amendments to the stock plan, and what vote is needed to approve the amendments to the plan?

When voting on the proposed amendments to the stock plan, you may:

•	vote in favor of the amendments;

•	vote against the amendments; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the amendments of the stock plan, provided that the total votes cast represents a majority of the votes entitled to be cast on the proposal.  Votes in favor, against and abstention are considered cast for this purpose.  Therefore, as described elsewhere in this proxy statement, if you do not provide your proxy or vote at the meeting, your shares will not be voted on this proposal.

The Board recommends that the stockholders vote “FOR” the proposed amendments.

What are my voting choices when voting on the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm?

When voting on the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of McGladrey LLP.  Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of McGladrey LLP.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” advisory approval of executive compensation, “FOR” the amendments to the stock plan, “FOR” the ratification of McGladrey LLP and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and your shares of common stock are registered directly in your name with our transfer agent (American Stock Transfer & Trust Company), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Meeting and your shares of common stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to ratify McGladrey LLP, but may not vote your shares on the proposal to elect directors, the advisory approval of executive compensation and the proposal to amend the stock plan.  The ratification of our independent registered public accounting firm is a “routine matter” under the rules of the New York Stock Exchange on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.  The proposal to elect directors, the advisory approval of executive compensation and the proposal to amend the stock plan are “non-routine” matters on which nominees are not permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting.  The solicitation process is being conducted primarily by mail.  However, proxies may also be solicited in person, by telephone or facsimile.  We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes.  At the end of the Meeting, our representatives will answer questions from stockholders.

Ownership of Our Common Stock

The following table sets forth certain information regarding the ownership of common stock as of April 9, 2013, by (i) each of our directors, (ii) each of our executive officers and (iii) all of our directors and executive officers as a group.  Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

	Beneficial Ownership
Name	Shares(1)		Percentage
Paul H. McDowell	708,396		*
William R. Pollert	712,113	(2)	*
Shawn P. Seale	766,379	(3)	*
Robert C. Blanz	671,648		*
Paul C. Hughes	301,664		*
Michael E. Gagliardi	75,350	(4)	*
Catherine F. Long	45,050		*
Jeffrey F. Rogatz	61,350		*
Howard A. Silver	76,800		*
Directors and executive officers as a group (9 persons)	3,418,750		3.9%

*	Represents less than 1% of the outstanding common stock.

(1)
Includes shares of common stock subject to restricted stock awards under the Company’s stock plan for which the person has the right to vote as follows:  Mr. McDowell, 175,091; Mr. Pollert, 140,114; Mr. Seale, 172,541; Mr. Blanz, 165,147; Mr. Hughes, 102,265; Mr. Gagliardi, 15,800; Ms. Long, 15,800; Mr. Rogatz, 15,800; Mr. Silver, 17,167; and all directors and executive officers as a group, 819,725.  Does not include performance share awards under the stock plan which comprise performance share units tied to a target number of shares of common stock, because the units are not convertible into common stock within 60 days of the Record Date.  The units are subject to significant risk of forfeiture and will cliff vest after a three year performance period if performance objectives are achieved.

(2)	Includes 5,000 shares owned by his spouse. Mr. Pollert disclaims beneficial ownership of these shares.

(3)	Includes 10,858 shares owned by his spouse and 30,000 shares owned by his mother-in-law and father-in-law. Mr. Seale disclaims beneficial ownership of these shares.

(4)	Includes 2,500 shares owned by his spouse and 500 shares owned by his daughter. Mr. Gagliardi disclaims beneficial ownership of these shares.

The following table sets forth information regarding persons or groups known to us to be beneficial owners of more than 5% of our common stock.

Name	Shares	Percentage as of April 9, 2013
FMR LLC, et al.(1)	8,711,996	9.8%

The Vanguard Group, Inc.(2)	8,048,759	9.1%

Huber Capital Management LLC(3)	6,042,925	6.8%

BlackRock, Inc.(4)	5,885,325	6.6%

Vanguard Specialized Funds-Vanguard REIT Index Fund(5)	4,541,820	5.1%

(1)
According to a Schedule 13G/A filed with the Securities and Exchange Commission (“SEC”) by FMR LLC, Edward C. Johnson 3d and Fidelity Management & Research Company (the “FMR Filers”) on February 14, 2013.  The address for the FMR Filers is 82 Devonshire Street, Boston, MA 02109.

(2)	According to a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. on February 12, 2013. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
According to a Schedule 13G/A filed with the SEC by Huber Capital Management LLC on February 12, 2013.  The address for Huber Capital Management LLC is 2321 Rosecrans Ave., Suite 3245, El Segundo, CA 90245.

(4)	According to a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 1, 2013. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(5)
According to a Schedule 13G/A filed with the SEC by Vanguard Specialized Funds-Vanguard REIT Index Fund on February 14, 2013.  The address for Vanguard Specialized Funds-Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, PA 19355.

Board of Directors

Overview

  The primary responsibility of the Board is to foster the long-term success of the Company, consistent with its fiduciary duty to the stockholders.  The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company.  In fulfilling this role, each director must act in good faith in a manner he or she reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances.  The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications.  The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

  Our Board is currently comprised of six members: Paul H. McDowell, William R. Pollert, Michael E. Gagliardi, Catherine F. Long, Jeffrey F. Rogatz and Howard A. Silver.  The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has affirmatively determined that each of the following directors is independent within the general independence listing standards prescribed by the New York Stock Exchange (“NYSE”) and our Corporate Governance Guidelines:  Michael E. Gagliardi, Catherine F. Long, Jeffrey F. Rogatz and Howard A. Silver.  The Board has adopted, as part of our Corporate Governance Guidelines, categorical standards of director independence that are attached hereto as Annex A to assist in making these independence determinations.  Each of the above-named directors qualifies as independent under these standards.

  The Board held six meetings during 2012.  Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting.  During 2012, each director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which he or she served.  All directors attended our Annual Meeting of Stockholders during 2012.

  The Board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which can be found at the investors section of the Company’s website at www.caplease.com.  The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings the Company makes with the SEC.

Board Leadership Structure

  Paul H. McDowell currently serves as the Chairman of the Board and Chief Executive Officer.  The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management.  Instead, the Board selects its Chairman in the manner it determines to be in the best interest of the Company’s stockholders.  When the Chairman is a member of Company management, the Board also selects an independent director to act as the Lead Independent Director of the Board.  Since its initial public offering in March 2004 through December 2007, the Company had a separate non-employee Chairman and Chief Executive Officer, and a combined Chairman and Chief Executive Officer from December 2007 to the present. The Board believes that its current leadership structure, with Mr. McDowell serving as both Chief Executive Officer and Chairman of the Board, is appropriate given Mr. McDowell’s past experience serving in these roles, the efficiencies of having the Chief Executive Officer also serve in the role of Chairman and the Company’s strong corporate governance structure.  The Company’s Lead Independent Director is currently Howard A. Silver.  As Lead Independent Director, Mr. Silver’s duties include:

•	Presiding over executive sessions of the non-management directors;

•	Calling meetings of the non-management directors as he deems necessary;

•	Serving as liaison between the Chief Executive Officer and the non-management directors;

•	Advising the Chief Executive Officer of the Board’s informational needs;

•	Being available for communication by stockholders; and

•	Leading the Board in anticipating and responding to crises.

  The Lead Independent Director is invited to attend all meetings of Committees of the Board of which he is not a member.

  During 2012, our non-management directors met in executive session four times.

  During the meetings of the non-management directors, the Lead Independent Director has the power to lead the meeting and set the agenda, but all non-management directors are encouraged to and do suggest topics for discussion.

Communications with the Board

  Our Board and Audit Committee have adopted a whistleblower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including to report complaints relating to accounting, internal accounting controls or auditing matters.  Interested persons may call our 24-hour, toll-free whistleblower hotline at (866) 851-8180 to report a concern.  Our Board or the non-management directors specifically may also be contacted regarding any other concerns through our whistleblower hotline.  All communications to our whistleblower hotline will be reported directly to Mr. Silver, our Audit Committee Chairman and Lead Independent Director.

Committees of the Board

  The Board has established various Committees of the Board to assist it with the performance of its responsibilities.  These Committees and their members are listed below.  The Board designates the members of these Committees and the Committee Chairs annually at its organizational meeting following the Annual Meeting of Stockholders, based on the recommendation of the Nominating and Corporate Governance Committee.  The Board has adopted written charters for each of these Committees, which can be found at the investors section of the Company’s website at www.caplease.com.  The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

  Audit Committee.  Our Board has established an Audit Committee, which is currently composed of three independent directors, Messrs. Silver (Chairman) and Rogatz and Ms. Long.  The Committee’s primary duties are to:

•
review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review;

•	review our financial reporting processes and internal control over financial reporting;

•
oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, who reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our Proxy Statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

  The Audit Committee met eight times during 2012.

  Audit Committee Matters

  Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members is independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules promulgated thereunder, as incorporated into the listing standards of the NYSE.

  The Board has determined that Messrs. Silver and Rogatz and Ms. Long are all “audit committee financial experts,” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002.  The Board has further determined that each of the members of the Audit Committee is financially literate and that, as required by the NYSE listing standards, at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

  Our Board does not have a policy setting rigid limits on the number of audit committees on which a member of our Audit Committee may serve.  Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on our Audit Committee.  Currently, no member of our Audit Committee serves on more than three public company audit committees.

  Audit Committee Pre-Approval Policies

 The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm.  The Audit Committee has delegated to its Chairman the authority to grant any pre-approvals in between scheduled meetings.  Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

  Compensation Committee.  Our Board has established a Compensation Committee, which is currently composed of three independent directors as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines, Messrs. Rogatz (Chairman) and Gagliardi and Ms. Long.  In addition, the Committee members are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code).  The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our Proxy Statement for our annual stockholder meetings.

  Our Compensation Committee determines and approves all elements of executive officer compensation.  It also provides recommendations to the full Board with respect to non-employee director compensation.

  As part of its annual executive officer compensation determination, the Compensation Committee may or may not engage a compensation consultant to provide advisory services.  If the Committee engages a consultant, the consultant may also be engaged to assist with the Committee’s non-employee director compensation review.  The Committee engaged Frederic W. Cook & Co., Inc., or FW Cook, as compensation consultant in connection with compensation program structure and executive officer compensation determinations for the fiscal year ended December 31, 2012.  The consultant was engaged directly by the Compensation Committee without any recommendation from management.  The consultant gave advice on program structure, performed a compensation analysis of the Company’s executive officer pay levels against our peers, and offered recommendations for executive officer compensation.  FW Cook did not provide any other services to the Company during any other period.  In making its executive officer compensation determinations, the Compensation Committee also reviews recommendations from our chairman of the Board and chief executive officer.

  The Compensation Committee met eight times during 2012.

  Nominating and Corporate Governance Committee.  Our Board has also established a Nominating and Corporate Governance Committee, which is currently composed of three independent directors as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines, Messrs. Gagliardi (Chairman), Rogatz and Silver.  The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

  The Nominating and Corporate Governance Committee met four times during 2012.

  Investment Oversight Committee.  Our Board has established an Investment Oversight Committee, which is currently composed of Messrs. McDowell (Chairman), Rogatz and Silver.  The primary function of the Investment Oversight Committee is to approve all portfolio investments we make in excess of $50 million unless such investments have been approved by the full Board.

  The Investment Oversight Committee did not meet during 2012.

  We recommend that stockholders review the charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, available at our website at www.caplease.com for a full description of the respective Committees’ responsibilities.

Compensation Committee Interlocks and Insider Participation

  As noted above, the Compensation Committee currently consists of Messrs. Rogatz (Chairman) and Gagliardi and Ms. Long.  None of Messrs. Rogatz or Gagliardi or Ms. Long is or has been one of our executive officers.  Further, none of our executive officers has ever served as a member of the compensation committee or as a director of another entity whose executive officers served on our Compensation Committee or as a member of our Board.

Risk Oversight

  The Board believes that oversight of the Company’s risk management efforts is the responsibility of the entire Board.  During the year, management makes regular reports to the Board, and the Board regularly reviews the subject of risk management. Additionally, the charters of certain of the Board’s Committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  Our Nominating and Corporate Governance Committee oversees risk associated with our corporate governance guidelines and code of conduct, including compliance with listing standards for independent directors, committee assignments and conflicts of interest.  Our Compensation Committee oversees the risk related to our executive compensation plans and arrangements.  All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of Committee activities at regular Board meetings.

Code of Business Conduct and Ethics

  Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our chief executive officer, chief financial officer, chief accounting officer and controller.  We have always conducted our business in accordance with the highest standards of conduct.  Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us.  Equally important are equitable conduct and fairness in our business operations and in our dealings with others.  Our Code of Business Conduct and Ethics reflects the foregoing principles.

  We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our chief executive officer, chief financial officer, chief accounting officer or controller by posting such information on our website at www.caplease.com.

Corporate Governance Guidelines

  The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

  The Nominating and Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering and, as necessary, making recommendations on governance issues that should be addressed by the Board.

Conflict of Interest Policy

  We have a written conflict of interest policy that provides that any transaction with any of our directors, officers or employees or in which any of these individuals has a material interest must be approved by a vote of a majority of our disinterested directors.

Corporate Profile

  The following are selected elements of our corporate profile:

•	our Board has opted out of the business combination provisions of the Maryland General Corporation Law, or MGCL;

•	our amended and restated bylaws contain a provision exempting from the control share acquisition statute of the MGCL any and all acquisitions by any person of shares of stock in our Company; and

•
we generally cannot merge, sell all or substantially all of our assets or engage in a share exchange or similar transaction outside the ordinary course of business unless approved by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

  If our Board were to adopt a resolution opting into the business combination statute or amend our bylaws to remove the exemption from the control share acquisition statute, these provisions of the MGCL may discourage others from trying to acquire control of our Company and may increase the difficulty of consummating any such offer.

  For a complete description of our corporate profile, we refer you to the MGCL, our charter and our amended and restated bylaws.  We have filed our charter and amended and restated bylaws as exhibits to our periodic reports under the Exchange Act (see our Annual Report on Form 10-K for the fiscal year ended December 31, 2012).

Proposal 1—Election of Directors

In accordance with our charter, each member of our Board is elected annually.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole.  This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs.  The Board has not adopted a policy with respect to minimum qualifications for directors, nor has the Board adopted a formal diversity policy for nominees.  Nominees for directorships are selected by the Nominating and Corporate Governance Committee and recommended to the Board in accordance with the policies and principles in its charter.  The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.  Stockholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating and Corporate Governance Committee.  Our amended and restated bylaws set forth the procedures a stockholder must follow to nominate directors.  These procedures are summarized in this Proxy Statement under the caption “Stockholder Proposals for 2014 Annual Meeting of Stockholders.”  Our Nominating and Corporate Governance Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2012.  We did not utilize any third-party search firms to assist in identifying potential director candidates during 2012.

All of the nominees for director are directors presently.  As noted under “Board of Directors--Overview” above, our Board is currently comprised of six members and the Board has nominated these six director candidates for re-election at the Meeting.  We do not presently have any vacancies on the Board, and do not expect to have any upon completion of the Meeting.

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Title
Paul H. McDowell(1)	Chairman of the Board and Chief Executive Officer
William R. Pollert	President and Director
Michael E. Gagliardi(2)(3)	Director
Catherine F. Long(2)(4)(5)	Director
Jeffrey F. Rogatz(1)(2)(3)(4)(5)	Director
Howard A. Silver(1)(3)(4)(5)	Lead Independent Director

(1)       Member of Investment Oversight Committee
(2)       Member of Compensation Committee
(3)       Member of Nominating and Corporate Governance Committee
(4)       Member of Audit Committee
(5)       Audit Committee Financial Expert

Each of these directors, if re-elected, will serve as director until the Annual Meeting of Stockholders held in 2014 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

The Board has adopted a general policy that a director may not stand for re-election if he or she has attained the age of 75 unless the Board has voted, on an annual basis, to waive the mandatory retirement age.

Board Biographies

All nominees have consented to be named, and have agreed to serve if elected.  Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for re-election, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.  Ages listed below are as of December 31, 2012.

NAME	BUSINESS EXPERIENCE
Paul H. McDowell Age 52
Mr. McDowell is a founder of our company. He has been continuously employed by us or our predecessor companies since 1994, including as chief executive officer since March 2001, and as senior vice president, general counsel and secretary from 1994 until February 2001.  He has served on our Board since November 2003 and was elected chairman of the Board in December 2007.  He served on the Board of Directors of our predecessor, Capital Lease Funding, LLC (“CLF, LLC”), from November 2001 until March 2004.  He is also a member of our investment committee, a committee that oversees our asset investment and due diligence process.  From 1991 until 1994, Mr. McDowell was corporate counsel for Sumitomo Corporation of America, the principal U.S. subsidiary of one of the world’s largest integrated trading companies. As corporate counsel, Mr. McDowell advised on a wide range of domestic and international corporate legal matters, including acquisitions, complex financing transactions, power plant development, shipping, litigation management and real estate. From 1987 to 1990, Mr. McDowell was an associate in the corporate department at the Boston law firm of Nutter, McClennen & Fish.  Mr. McDowell served on the Board of Directors of Feldman Mall Properties, Inc., which was a public company within the past five years.  Mr. McDowell received a JD with honors from Boston University School of Law in 1987 and received a BA from Tulane University in 1982.

William R. Pollert Age 68
Mr. Pollert is a founder of our company.  He has been continuously employed by us or our predecessor companies since 1994, including as president since 1994, and chief executive officer from 1994 to March 2001.  He has served on our Board since November 2003, and served on the Board of Directors of CLF, LLC, from November 2001 until March 2004.  He is also a member of our investment committee.  From 1993 until 1995, Mr. Pollert was the president and chief executive officer of Equitable Bag Co., Inc., a leading manufacturer of custom bag products for non-food retailers and specialty packaging.  From 1986 to 1993, Mr. Pollert held a variety of senior management positions at Triarc Companies, Inc. (which owned Arby’s, RC Cola, Graniteville and National Propane); Trian Group L.P.C.; Avery, Inc. (which owned Uniroyal Chemical Co.); and Triangle Industries, Inc. (which owned American National Can Co., Brandt, Inc., Triangle Wire & Cable, Inc. and Rowe International, Inc.). The senior management positions included chief executive officer or chief operating officer of several of the companies owned by Triarc, Trian, Avery and Triangle. Triarc, Trian, Avery, Triangle and Equitable Bag Co., Inc., were at one time or are currently controlled by Nelson Peltz and Peter May.  From 1973 to 1985, Mr. Pollert held a variety of senior management positions at International Paper Company, ending as vice president of the consumer packaging business and a member of its executive operating committee. Mr. Pollert received a Ph.D. in management and organization sciences from the University of Florida, an MBA in finance from Columbia University, and a BA from Lehigh University.

Michael E. Gagliardi Age 55
Mr. Gagliardi has served on our Board since March 2004.  He has served as an advisor to Gleacher & Co. as an independent contractor since May 2012.  From December 2009 until December 2011, he served as an advisor to HSBC-Halbis Investments as an independent contractor.  From May 2005 until November 2009, Mr. Gagliardi was employed by HSBC Investments (USA) Inc.  Mr. Gagliardi served as a member of the Board of Directors of Atlantic Advisors LLC, a registered investment advisor, from 1999 until Atlantic’s acquisition by HSBC in May 2005.  Atlantic provides investment, finance and advisory services to an international client base. Mr. Gagliardi was a founding partner of Wasserstein Perella Emerging Markets (“WPEM”) (now Dresdner Kleinwort Wasserstein) and served as its chief executive officer from 1993 through 1999. Prior to founding WPEM, Mr. Gagliardi was director of Emerging Markets at UBS (formerly Swiss Bank Corporation). Mr. Gagliardi has served on the board of directors of the Emerging Market Traders Association and the board of directors advisory council at Fairfield University. Mr. Gagliardi received an MBA from Pace University in 1983 and received a BS from Fairfield University in 1979.

NAME	BUSINESS EXPERIENCE
Catherine F. Long Age 56
Ms. Long has served on our Board since March 2011.  Ms. Long has served as Executive Vice President, Chief Financial Officer and Treasurer of STORE Capital Corporation since its inception in May 2011.  STORE Capital Corporation is a real estate investment trust focused on acquiring single tenant real estate to be leased on a triple net basis to retail, distribution and service-oriented companies throughout the United States.  Ms. Long also serves on STORE Capital Corporation’s investment committee, among other committee appointments.  Ms. Long was Senior Vice President, Chief Financial Officer and Treasurer of Spirit Finance Corporation, a real estate investment trust focused on acquiring single tenant real estate leased to retail, distribution and service-oriented companies, from its inception in August 2003 until February 2010.  Prior to 2003, Ms. Long served since 1990 in various capacities, including Principal Accounting Officer, with Franchise Finance Corporation of America, a real estate investment trust focused on the restaurant industry, and its successor, an affiliate of GE Capital.  Prior to her employment with Franchise Finance Corporation of America, Ms. Long was a senior manager specializing in the real estate industry with the public accounting firm of Arthur Andersen.  She received her degree in accounting with high honors from Southern Illinois University and has been a certified public accountant since 1980.  Ms. Long received a CFO of the Year award for 2008 from the Arizona Chapter of Financial Executives International, a professional association for senior financial executives.

Jeffrey F. Rogatz Age 51
Mr. Rogatz has served on our Board since March 2004.  Mr. Rogatz has been a Managing Director with Robert W. Baird & Co. (“Baird”), an investment banking firm, since October 2011.  Prior to joining Baird, Mr. Rogatz was the founder and President of Triangle Real Estate Advisors LLC, a real estate asset management company, which is the manager of Triangle Real Estate Securities Fund LLC.  Mr. Rogatz was also founder and President of Ridgeway Capital LLC (“Ridgeway Capital”), a real estate investment and advisory firm that invests in office, industrial and retail leased assets in the Mid-Atlantic area, and provides advisory services to various clients which have included several publicly traded real estate investment trusts, and co-founder of Palladian Realty Capital which provides consulting and advisory services to public and private real estate companies. Prior to founding Ridgeway Capital in 2001, Mr. Rogatz was chief financial officer of Brandywine Realty Trust (“Brandywine”), a New York Stock Exchange listed real estate investment trust. Prior to joining Brandywine in 1999, Mr. Rogatz was a managing director and head of the REIT practice for Legg Mason Wood Walker, Incorporated.  Mr. Rogatz is a member of the National Association of Real Estate Investment Trusts, Urban Land Institute and the International Council of Shopping Centers.  Mr. Rogatz is a board member of CubeSmart, a publicly traded real estate investment trust providing self-storage solutions around the country, the Friends of Woodlawn Library, Inc. and Opera Delaware, and a member of the William and Mary Business School Foundation Board.  Mr. Rogatz received an MBA in finance with honors from the College of William and Mary in 1987 and received a BS from the University of Virginia in 1983.

Howard A. Silver Age 58
Mr. Silver has served on our Board since March 2004.  Mr. Silver held various executive positions with Equity Inns, Inc. (“Equity Inns”), a NYSE listed real estate investment trust, from May 1994 until October 2007 when Equity Inns was sold to Whitehall Global Real Estate Funds.  At the time of the sale, Mr. Silver held the positions of chief executive officer and president and was also a director of Equity Inns, and he has also held the positions of chief operating officer, executive vice president of finance, secretary, treasurer and chief financial officer. Mr. Silver is also a director of Education Realty Trust, a public student housing real estate investment trust, where he serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Silver was a director of Great Wolf Lodge, a public indoor water park resort, until the company was sold to the Apollo Group during 2012.  From 1992 until 1994, Mr. Silver served as chief financial officer of Alabaster Originals, L.P., a fashion jewelry wholesaler.  Mr. Silver has been a certified public accountant since 1980 and was employed, from 1987 to 1992, by Ernst & Young LLP and, from 1978 to 1986, by Coopers & Lybrand L.L.P.  Mr. Silver graduated cum laude from the University of Memphis with a BS in accountancy in 1976.

In assessing the needs of the Board, the Nominating and Corporate Governance Committee has sought to identify individuals qualified to fill vacant director positions or to stand for re-election based on input from all Board members and the following general criteria: directors should possess practical wisdom, sound judgment and a broad range of experience that is relevant to the Company’s business and complementary to the background of the other directors.  The Board’s decision to nominate the directors was based principally on the following factors:

	Mr. McDowell		Mr. Pollert		Mr. Gagliardi
●	Founder of the Company	●	Founder of the Company	●	Board continuity and Company knowledge by virtue of Board membership since our initial public offering, or IPO, in 2004
●	Most senior executive of the Company	●	Second most senior executive of the Company	●	Unique perspective by virtue of financial and investment experience
●	Extensive commercial real estate experience with focus on net lease market	●	Extensive commercial real estate experience with focus on net lease market	●	Significant senior management experience
●	Legal experience	●	Broad senior management experience both inside and outside the real estate industry

	Ms. Long		Mr. Rogatz		Mr. Silver
●	Extensive commercial real estate experience with focus on net lease market	●	Board continuity and Company knowledge by virtue of Board membership since our IPO in 2004	●	Board continuity and Company knowledge by virtue of Board membership since our IPO in 2004
●	Broad senior management experience in a variety of real estate entity structures	●	Extensive commercial real estate experience	●	Extensive commercial real estate experience
●	Public company financial reporting and operations experience	●	Senior real estate investment banking experience	●	Extensive senior management experience
●	Broad experience in real estate finance	●	Public company financial reporting and operations experience	●	Public company financial reporting and operations experience
		●	Public company directorship experience	●	Public company directorship experience

Compensation of Directors

The members of our Board who are also our employees do not receive any additional compensation for their services on our Board.  The table below sets forth the compensation earned by the Company’s non-employee directors for the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Michael E. Gagliardi	$55,500	$33,048	$3,881	$92,429

Catherine F. Long	49,500	33,048	2,751	85,299

Jeffrey F. Rogatz	59,500	33,048	3,881	96,429

Howard A. Silver	73,500	39,168	4,629	117,297

(1)
Represents the grant date fair value of restricted stock awards during 2012.  2012 restricted stock awards are scheduled to vest in three equal annual installments beginning on the first anniversary of the grant date.  The aggregate number of restricted stock awards outstanding on December 31, 2012 is as follows:  Mr. Gagliardi, 14,300; Ms. Long, 11,900; Mr. Rogatz, 14,300; and Mr. Silver, 17,001.

(2)	Represents dividends on awards of Company common stock still subject to forfeiture as of the dividend payment date.

We also reimburse reasonable travel expenses of non-employee directors incurred in connection with their Board and Committee meeting attendance.

The Board unanimously recommends a vote FOR each of the nominees named in Proposal 1.

Our Executive Officers

The following individuals currently serve as our executive officers.  Ages are as of December 31, 2012.

Name	Age	Title
Paul H. McDowell	52	Chairman of the Board and Chief Executive Officer
William R. Pollert	68	President
Shawn P. Seale	49	Senior Vice President, Chief Financial Officer and Treasurer
Robert C. Blanz	55	Senior Vice President and Chief Investment Officer
Paul C. Hughes	45	Vice President, General Counsel and Corporate Secretary

Biographical information for Messrs. McDowell and Pollert is contained above under the heading “Proposal 1—Election of Directors.”  Biographical information with regard to our other executive officers is set forth below.

Shawn P. Seale is a founder of our company.  He has been continuously employed by us or our predecessor companies since 1994, including as Senior Vice President, Chief Financial Officer and Treasurer since 1994.  He served on our Board from November 2003 until March 2004 and the Board of Directors of CLF, LLC, from November 2001 until March 2004.  He is a member of our investment committee.  Prior to CapLease, Mr. Seale was also a founder of Taylor Consulting Group, a corporate consulting firm in Atlanta, and served as vice president and treasurer from 1988 until 1995.  From 1985 to 1988, Mr. Seale was a management and finance consultant at Ernst & Whinney (a predecessor to Ernst & Young).  Mr. Seale is a certified public accountant.  Mr. Seale received a BS from the Massachusetts Institute of Technology in 1985.

Robert C. Blanz has been continuously employed by us or our predecessor companies since October 1999, including as our Senior Vice President since October 1999 and our Chief Investment Officer since October 2003.  Mr. Blanz is responsible for the firm’s investment activities including equity, debt and structured finance investments. Mr. Blanz also manages our permanent debt financing strategies including mortgage financings and CDO structuring.  Mr. Blanz’s responsibilities also include credit, transaction underwriting and asset management.  Mr. Blanz is also a member of our investment committee.  From 1997 until 1999, Mr. Blanz was a director in the real estate structured finance department at Standard and Poor's.  Before moving to Standard & Poor's, he was vice president in the real estate principal transactions group at Dean Witter.  Mr. Blanz received an MBA from Columbia University in 1996 and a BS from the State University of New York in 1980.  He is also a certified public accountant.

Paul C. Hughes has been our Vice President, General Counsel and Corporate Secretary since January 2005.  Prior to that time, he was an attorney practicing in the area of corporate and securities matters at Hunton & Williams LLP from September 2000 until January 2005, and at Parker Chapin LLP from September 1997 until September 2000.  Mr. Hughes is also a certified public accountant and was employed by Grant Thornton LLP from January 1989 until June 1997.

Executive Compensation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management of the Company.  Based on this review, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Compensation Committee

Jeffrey F. Rogatz (Chairman)
Michael E. Gagliardi
Catherine F. Long

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Discussion and Analysis

Summary

Our Compensation Committee is comprised of three independent directors and reviews and approves all elements of compensation for the named executive officers.  The Committee’s compensation determinations reflect the Committee’s business judgment based principally on its assessment of Company performance against pre-defined performance measures. With respect to 2012, based principally on the Company’s strong performance against operational performance goals and strong total shareholder return of 44.7% for the year, the Committee determined to increase total compensation 17% from 2011, with a 6% increase in total base salaries and a 23% increase in total incentive compensation.  A significant portion of the incentive compensation remains subject to forfeiture through the new long-term incentive award structure adopted by the Committee during December 2012.  Long-term incentive awards incorporate (i) three-year time-vesting (i.e., continued employment) restricted stock and (ii) performance-based units that can be earned over a three-year performance period with actual payout entirely dependent upon the Company’s total shareholder return relative to a peer group.  2012 total compensation remained at a relatively modest level versus the Company’s peers, or 14% above the 25th percentile and 15% below the median of the Committee selected peer group.  The Committee also determined to apply a 100% vesting percentage for prior year restricted stock awards scheduled to vest during 2012 based on the achievement of performance objectives.

Discussion of Business Results and Executive Performance

In early 2012, the Company’s Board and management identified a series of performance goals for 2012.  Goals were set across a variety of critical business functions on the basis of the Board’s and management’s view that successful execution on these goals was expected to drive the Company’s stock price higher to the benefit of all stockholders.  The principal goals for 2012 as well as performance against them are summarized below:

Business Function	Goals		Performance

Portfolio growth	●	$150 to $200 million	●	$188 million

Equity base growth	●	Disciplined growth of equity base to support asset growth	●	$77.8 million of preferred equity at average yield of 8.3%; $32.1 million of common equity at average price of $4.76 per share; increased market capitalization 53%, to $410 million at December 31, 2012

Portfolio management	●	Extend or re-let expiring leases, with focus on Nestlé properties and U.S. Government (NIH) property	●	Extended Nestlé in Breinigsville, PA for five years and Del Monte (subtenant) in Lathrop, CA for five years; extended NIH for 18 months

Business Function	Goals		Performance

	●	Substantial progress on restructuring Nestlé mortgage debt	●	Repurchased $11 million junior mortgage note for $2 million and extended $106 million note for up to five years

Balance sheet	●	Add new revolving credit agreement	●	Added $100 million revolver with Wells Fargo Bank, N.A.

	●	Refinance or extend convertible senior notes	●	Repurchased $15.8 million of notes with remaining $19.2 million extending until next put date in October 2017

	●	Grow unencumbered asset pool	●	Repaid mortgage debt on two properties at par and added the properties to the Wells Fargo revolver

Also at the beginning of 2012, the Compensation Committee determined to utilize the above performance goals and the additional metrics set forth in the table that follows in assessing performance and making executive officer compensation determinations for 2012.

Performance Metric	Actual Performance

2012 total shareholder return (including dividends), versus the Committee selected peer group1	●	44.7% compared with 13.6% for the primary REIT Index (RMZ) and 27.1% weighted average return for the Shareholder Return Peer Group

Difference or spread between yield on new assets versus the 10 year Treasury yield.  The Committee compares the expected return or yield on new investments to the yield on a United States Treasury note with a 10 year maturity.
	●	Approximately 680 basis point spread

Portfolio growth, versus budget2	●	See immediately prior table

Funds from operations, or FFO, as adjusted for comparability3, versus budget	●	$0.62 per share in 2012 versus budget of $0.60 per share

Balance sheet improvement transactions4	●	See immediately prior table

1
The Compensation Committee has historically looked at two separate peer groups for different purposes: a narrow list of single tenant REIT only peers has been used for total shareholder return comparison purposes (the “Shareholder Return Peer Group”) and a much broader list of companies has been used for compensation comparison purposes (“the “Compensation Benchmark Peer Group”). For the year ended December 31, 2012, the Shareholder Return Peer Group was comprised of the following companies, each of which has an investment focus in the single tenant commercial property space:  Lexington Realty Trust, Entertainment Properties Trust, National Retail Properties, Inc., Realty Income Corp., One Liberty Properties, Inc., Getty Realty Corp. and NorthStar Realty Finance Corp.

2	The Company’s Board established the budget at the beginning of 2012 at its estimate of aggressive but attainable levels.

3
Funds from operations and funds from operations as adjusted for comparability are non-GAAP financial measures.  For more information about non-GAAP financial measures, see Annex B of this Proxy Statement.

4	Balance sheet improvement transactions is a subjective performance metric and was not compared to a budget or peer group measure.

  Based principally on the Committee’s assessment of performance against the above goals and metrics, the Committee determined to increase total executive compensation for 2012.  Specifically, the Committee made the following compensation determinations for 2012:

•
Established a compensation pool of $5.0 million for the named executive officers, which represented an increase of 17% from 2011, and was 14% above the 25th percentile and 15% below the median of the Compensation Benchmark Peer Group5;

•
Increased incentive compensation 23% from 2011, with annual cash bonuses up 31% and long-term incentive awards up 17%; long-term incentive awards are subject to substantial risk of forfeiture as described below;

•	Increased base salaries 6%, reflecting the Committee’s decision to pay most of the 2012 compensation increase in the form of incentive compensation;

•	Allocated approximately 35% of the total compensation pool to long-term incentive awards, in line with prior year awards including 35% in 2011; and

•
Determined that 100% of prior period performance-based restricted stock awards scheduled to vest in March 2013, vested at that time.  As a result of the Committee’s adoption of changes to the Company’s executive compensation plan in December 2012, the Committee has transitioned to performance-based units, and has no plans to make future awards of performance-based restricted stock.  However, until the last of the performance-based restricted stock awards made in prior years vest or terminate in accordance with their terms in March 2015, the Committee will continue to make an annual determination of vesting percentage for such awards.

  The year-end 2012 named executive officer compensation pool was as follows:

Name	2013 Base Salary	2012 Cash Bonus	2012 Long-Term Incentive Award	Total
Paul H. McDowell	$495,000	$415,000	$430,000	$1,340,000
Shawn P. Seale	351,000	340,000	400,000	1,091,000
William R. Pollert	255,000	200,000	220,000	675,000
Robert C. Blanz	325,000	340,000	395,000	1,060,000
Paul C. Hughes	255,000	310,000	300,000	865,000
Total	$1,681,000	$1,605,000	$1,745,000	$5,031,000

  The structure of 2012 long-term incentive awards is described below under “Long-Term Incentive Awards.”

  Compensation Philosophy

  The Compensation Committee’s judgments reflect the following philosophies:

•	The Committee employs a “team” compensation philosophy in setting executive compensation, reflecting the partnership manner in which the management group operates.

•
A significant component of annual executive compensation is structured as incentive compensation.  Annual cash bonus awards are intended to reward executive officers for achievement primarily of internal corporate performance objectives, and to a lesser degree the Company’s share price performance.  Internal corporate performance objectives vary across the management team.

5
For the fiscal year ended December 31, 2012, the Committee determined to select peers for the Compensation Benchmark Peer Group primarily based on industry, asset class  and size (based on a variety of objective measures).  The Compensation Benchmark Peer Group was comprised of the following companies: Acadia Realty Trust, Cedar Realty Trust, Inc., CubeSmart, DCT Industrial Trust Inc., Dupont Fabros Technology, Inc., First Potomac Realty Trust, Getty Realty Corp., Gramercy Capital Corp., Healthcare Trust of America, Inc., Hudson Pacific Properties, Inc., Kite Realty Group Trust, Lexington Realty Trust, National Retail Properties, Inc., NorthStar Realty Finance Corp., Parkway Properties, Inc., Sovran Self Storage, Inc. and Urstadt Biddle Properties Inc.

•
By virtue of changes to the Company’s executive compensation plan adopted in December 2012, long-term incentive awards are now divided into two components: (i) time-based (i.e., continued employment) restricted stock and (ii) performance share units.  Time-based awards are intended to foster long-term loyalty and incentivize management to act in the long-term interests of the Company’s stockholders.  The performance share awards are intended to align management’s interest closely to stockholders through an actual payout which is determined after a three year performance period and is dependent entirely upon the Company’s relative total shareholder return.

 The Committee’s “team” philosophy entails assessing the performance of the management team and the Company in the aggregate, and then determining a total compensation pool for all of the named executive officers.  The size of the pool reflects various factors as determined to be relevant by the Committee, and will normally include the Committee’s assessment of Company and individual performance factors and market conditions, a review of market pay rates and recommendations in the most recent compensation study, and considerations of the size of the compensation pool in prior periods.

 Once the total compensation pool is determined, the Committee retains discretion on how to allocate the pool to individual officers and amongst compensation components.  In making individual determinations, however, the Committee is guided generally by market pay rates as reflected in the most recent compensation report.  With respect to compensation mix, the Committee’s practice is to structure a significant component of the compensation awards as long-term equity-based compensation, thereby aligning the interests of the officers with the Company’s stockholders.

  Compensation Setting Process

  We have a Compensation Committee comprised of three independent directors, Messrs. Rogatz (Chairman) and Gagliardi and Ms. Long.  Under our Compensation Committee charter, the Compensation Committee determines and approves all elements of executive officer compensation.

  The Compensation Committee’s primary objectives in determining executive officer compensation are:

•	developing an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of the executive officers with the Company’s stockholders by linking a significant portion of the compensation package to performance.

  Our executive officer compensation package consists of three primary elements:  base salary, annual cash bonus and long-term incentive awards comprising equity-based compensation.  The Committee believes that these three elements reflect market practice for the Company’s REIT peers and balance the need to offer the executive officers a compensation package that rewards current performance while providing strong short-term and long-term incentives.

  The Committee determines the amount of each element annually, generally in January or February.  Under the employment agreements we entered into with Messrs. McDowell, Seale, Pollert, Blanz and Hughes, each individual is entitled to an annual percentage salary increase at least equal to the increase in the cost of living.  Any additional salary increase, and the full amount of cash bonus and long-term incentive compensation are entirely at the Committee’s discretion.  All equity-based compensation is made out of the pool of shares available for issuance under our 2004 stock incentive plan (the “stock plan”).  In order to simplify management and maintain consistency of awards and vesting periods, equity-based awards are made effective as of March 24 (or the next business day after March 24), the anniversary date of the closing of our initial public offering.

  To assist with its annual compensation determination, the Compensation Committee has often engaged a compensation consultant to summarize market pay rates and provide recommendations for named executive officer pay, and it engaged the Frederic W. Cook & Co., Inc. firm as compensation consultant for the fiscal year ended December 31, 2012.  For 2012, the consultant assisted the Committee with a comprehensive review of the executive officer compensation plan, and conducted a comparison of the Company’s existing executive officer pay rates against pay levels at the Compensation Benchmark Peer Group.  The Committee assessed the independence of the compensation consultant and concluded that the consultant’s work for the Committee did not raise any conflict of interest.

  In order to ensure the Committee is considering prior period awards and all forms of compensation, it reviews a summary of all equity-based compensation made to each named executive officer for all prior periods and a tally sheet of all compensation paid to each named executive officer for the current year.  The Committee also reviews recommendations from Paul McDowell, our chairman of the Board and chief executive officer.

The Committee’s compensation determinations reflect the Committee’s business judgment based principally on its assessment of Company performance against pre-defined performance measures.  The Commitee also evaluates individual performance factors such as level and breadth of responsibility, length of tenure and individual contributions to the Company’s strategic plan, and may also evaluate other factors such as other Company performance criteria, and market and unique conditions affecting the Company and achievement of strategic goals.  The Committee considered the following individual performance factors for the named executive officers during 2012:

•	Paul McDowell, Chairman and Chief Executive Officer: overall management and strategic direction of the Company; leadership in implementing the Company’s strategy and annual goals and objectives

•	William Pollert, President: leadership and advice to CEO in implementing the Company’s strategy and annual goals and objectives

•
Shawn Seale, Chief Financial Officer: overall management and strategic direction of the Company; leadership in implementing the Company’s strategy and annual goals and objectives; overall responsibility for financial reporting

•
Robert Blanz, Chief Investment Officer: overall management and strategic direction of the Company; implementation of strategic plan, primarily through review and initial approval of all acquisitions and related financing transactions, and oversight of property management, including lease and debt maturities

•
Paul Hughes, General Counsel: implementation of strategic plan, primarily through executing capital markets transactions, corporate borrowing agreements, and property level lease and debt maturities; SEC and corporate compliance

  Long-Term Incentive Awards

 The Committee pays a significant component of each annual compensation award in the form of long-term incentive awards comprising equity-based compensation.  The Committee approved significant changes to the Company’s long-term compensation plan in December 2012.  The new long-term compensation plan is summarized below.

•	All awards are subject to substantial risk of forfeiture with vesting dependent upon either continued employment or the achievement of performance conditions.

•
One-half of the award is classified as a “stock award” under the stock plan and comprises restricted stock which is scheduled to vest pro rata over a three year period if the executive officer remains employed by the company.  The other half of the award is classified as “performance shares” under the stock plan and comprises performance share units which will cliff vest after a three year performance period if performance objectives are achieved.  However, the entire long-term incentive award to Mr. Pollert for 2012 was structured entirely as time-vesting (i.e., continued employment) restricted stock (with no performance share unit component), given his age and proximity to retirement.

•
The performance share units are tied to a target number of shares of common stock.  Any actual payout of shares is dependent entirely upon the relative total shareholder return of the Company compared against the Compensation Benchmark Peer Group over a three year performance period.  Payout will not occur until the end of the three year performance period and will range from 0% to 200% of the target number of shares, with payout beginning at 50% of the target number of shares at total shareholder return of the company at the 25th percentile of the peer group.

•
In order to provide an element of current reward, executive officers are entitled to receive dividends on and vote restricted stock unless and until forfeited.  However, they are not entitled to receive dividends on and vote performance units.  Performance units accumulate dividend equivalents during the performance period, which will be paid out after the performance period only if and to the extent a payout is earned.

  The Committee believes the use of a three year vesting period is an appropriate at-risk period and aligns the long-term interest of management with the Company’s stockholders.  Further, the Committee believes that our executive officers are highly incentivized because a significant portion of their long-term incentive awards is subject to forfeiture if performance criteria are not met.

  Legacy Performance-Based Restricted Stock Awards

  For years prior to 2012, the Committee structured long-term incentive awards entirely as restricted stock, with a substantial portion of each award scheduled to vest on the basis of performance and the remaining portion of each award scheduled to vest over time based on continued employment.  For the performance component of each award, the Committee makes a determination annually of the percentage of the shares which vest as scheduled.  As a result of the Committee’s adoption of changes to the Company’s executive compensation plan in December 2012, the Committee has no plans to make future awards of performance-based restricted stock.  However, until the last of the performance-based restricted stock awards made in prior years vest or terminate in accordance with their terms in March 2015, the Committee will continue to make an annual determination of vesting percentage for the remaining awards.

  Retirement Benefits

  During February 2013, the Committee implemented certain modest retirement benefits for the executive officers.  First, restricted stock awards made on or after such date will include a provision stating that if an executive officer retires from the Company, he will continue to vest as to his restricted stock awards in accordance with the original vesting schedule as long as the executive does not breach the non-competition provision in his employment agreement.  Also, performance share awards will include a provision stating that if an executive officer retires from the Company, he will be entitled to payout for his performance share awards following the end of the applicable performance period.  The actual payout will be the pro rata amount of the full award amount based on actual performance.  Retirement for these purposes is defined as resignation from employment of the Company on or after attaining (i) age 65 or (ii) age 55 with at least ten years or service with the Company.

  Other Perquisites and Benefits

  In addition to the benefits described herein, the employment agreements we entered into with Messrs. McDowell, Seale, Pollert, Blanz and Hughes provide them with limited perquisites and special benefits in certain circumstances in connection with the termination of their employment.  The perquisites are reviewed annually by the Committee and consist of life and disability insurance coverage at defined levels and, in the case of Messrs. McDowell and Seale, a $10,000 annual tax preparation and financial planning reimbursement.  The named executive officers are also entitled to an indemnification payment for any income taxes they must pay as a result of the insurance and tax preparation and financial planning reimbursement perquisites.  The named executive officers have agreed to defer the whole life insurance policy benefit available under their employment agreements, in favor of a variable universal life insurance benefit, which is less costly to the Company.  The employment agreements, with the exception of Mr. Hughes, were entered into at the time of our initial public offering and were intended to reward the named executive officers for attaining a monetization event and offer them compensation terms that are competitive with our public REIT peers.  With the exception of restricted stock awards, which automatically vest for all of our employees (including our executive officers) upon a change of control, all change of control severance is “double trigger,” meaning it is only paid in the event of both a change of control event and a termination, rather than simply at a change of control.

  Other Compensation Related Policies

  During December 2010, our Board adopted two corporate governance policies which we believe further our objective of aligning the interests of our executive officers and stockholders and enhance our pay for performance philosophy.  We adopted (i) stock ownership guidelines for the Company’s directors and executive officers and (ii) an incentive compensation clawback policy applicable to the Company’s executive officers.

  The Company’s stock ownership guidelines include the following minimum stock ownership standards for the executive officers and non-employee directors:

Title	Guideline
Chief Executive Officer	A multiple of 4x annual base salary
Chief Financial Officer	A multiple of 3x annual base salary
All other Executive Officers	A multiple of 2x annual base salary
Directors	A multiple of 3x annual stock award retainer

  For purposes of the guidelines, ownership includes shares owned directly by the individual, including pursuant to the Company’s 2004 stock incentive plan or successor plan, whether vested or unvested.  New directors and executive officers have five years from appointment to achieve compliance.  As of December 31, 2012, all of our executive officers and all of our directors were in compliance with our stock ownership guidelines.

  Under the Company’s clawback policy, the Board may recover incentive compensation paid to any current or former executive officer of the Company if all of the following conditions apply:

•
the Company’s financial statements are required to be restated due to material non-compliance with any financial reporting requirements under the federal securities laws (other than a restatement due to a change in accounting rules);

•	as a result of such restatement, a performance measure which was a material factor in determining the award is restated; and

•	in the discretion of the Compensation Committee, a lower payment would have been made to the executive officer based upon the restated financial results.

  The clawback policy applies to any incentive compensation paid on or after December 7, 2010, and the recovery period is the three year period preceding the date on which the Company is required to prepare the accounting restatement.

  Say-on-Pay Vote

  Beginning with the June 2011 Annual Meeting of Stockholders, we have held annual say-on-pay advisory stockholder votes on the compensation of our named executive officers.  In determining compensation policies and decisions for 2012 and beyond, the Compensation Committee noted that the Company’s past say-on-pay proposals have received broad support among the stockholders.  As a result, no specific component of the 2012 executive compensation program was altered based on the results of any past say-on-pay vote.

Summary Compensation Table

  The table below sets forth the compensation earned by the Company’s principal executive officer, principal financial officer and each other executive officer (the “named executive officers”) for each of the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
Paul H. McDowell	2012	$444,383	$415,000	$470,106	$148,717	$1,478,206
Chairman of the Board and	2011	428,867	350,000	411,875	148,301	1,339,043
Chief Executive Officer	2010	416,700	360,000	385,390	147,754	1,309,844

Shawn P. Seale	2012	348,750	340,000	466,581	135,398	1,290,729
Senior Vice President, Chief	2011	336,133	250,000	407,143	134,383	1,127,659
Financial Officer and Treasurer	2010	329,300	325,000	374,050	132,012	1,160,362

William R. Pollert	2012	244,550	200,000	342,867	129,880	917,297
President	2011	236,333	155,000	297,244	127,869	816,446
	2010	231,500	180,000	269,656	125,339	806,495

Robert C. Blanz	2012	299,183	340,000	442,386	115,698	1,197,267
Senior Vice President and Chief	2011	288,917	283,000	383,827	114,249	1,069,993
Investment Officer	2010	283,000	315,000	356,926	112,692	1,067,618

Paul C. Hughes	2012	235,300	310,000	254,665	60,784	860,749
Vice President, General Counsel	2011	225,866	190,000	221,137	59,759	696,762
and Corporate Secretary	2010	221,200	175,000	199,393	57,603	653,196

(1)	Represents the grant date fair value of stock awards during each fiscal year.

(2)	Includes the following amounts:

Name	Year	Dividends on awards of Company common stock subject to forfeiture as of the dividend payment date	Company paid life and disability insurance and related income tax indemnification	Tax return preparation and financial planning reimbursement and related income tax indemnification
Paul H. McDowell	2012	$68,974	$77,394	$2,349
	2011	68,558	77,394	2,349
	2010	68,192	77,213	2,349

Shawn P. Seale	2012	68,602	49,471	17,325
	2011	67,744	49,472	17,167
	2010	66,568	49,472	15,972

William R. Pollert	2012	50,530	79,350	—
	2011	49,518	78,351	—
	2010	48,168	77,171	—

Robert C. Blanz	2012	65,018	50,680	—
	2011	64,091	50,158	—
	2010	63,038	49,654	—

Paul C. Hughes	2012	37,591	23,193	—
	2011	36,707	23,052	—
	2010	35,032	22,571	—

Grants of Plan-Based Awards

The table below sets forth the plan-based awards to the Company’s named executive officers for the fiscal year ended December 31, 2012.  All awards were made pursuant to the Company’s 2004 stock incentive plan.

		Dates of Compensation	Estimated Future Payout Under Equity Incentive Plan Awards			Grant Date Fair Value of
Name	Grant Date	Committee Action	Threshold	Target	Maximum	Stock Awards
Paul H. McDowell	March 23, 2012	February 3, 2012	N/A	41,200	N/A	$168,096

	March 23, 2012	February 3, 2012	N/A	18,510	N/A	$75,521
		February 8, 2011

	March 23, 2012	February 3, 2012	N/A	13,644	N/A	$55,668
		February 9, 2010

	March 23, 2012	February 3, 2012	N/A	29,628	N/A	$120,882
		January 30, 2009

	March 23, 2012	February 3, 2012	N/A	12,240	N/A	$49,939
		February 11, 2008

Shawn P. Seale	March 23, 2012	February 3, 2012	N/A	41,200	N/A	$168,096

	March 23, 2012	February 3, 2012	N/A	18,510	N/A	$75,521
		February 8, 2011

	March 23, 2012	February 3, 2012	N/A	13,644	N/A	$55,668
		February 9, 2010

	March 23, 2012	February 3, 2012	N/A	29,628	N/A	$120,882
		January 30, 2009

	March 23, 2012	February 3, 2012	N/A	11,376	N/A	$46,414
		February 11, 2008

William R. Pollert	March 23, 2012	February 3, 2012	N/A	30,600	N/A	$124,848

	March 23, 2012	February 3, 2012	N/A	13,710	N/A	$55,937
		February 8, 2011

	March 23, 2012	February 3, 2012	N/A	10,116	N/A	$41,273
		February 9, 2010

	March 23, 2012	February 3, 2012	N/A	21,960	N/A	$89,597
		January 30, 2009

	March 23, 2012	February 3, 2012	N/A	7,650	N/A	$31,212
		February 11, 2008

		Dates of Compensation	Estimated Future Payout Under Equity Incentive Plan Awards			Grant Date Fair Value of
Name	Grant Date	Committee Action	Threshold	Target	Maximum	Stock Awards
Robert C. Blanz	March 23, 2012	February 3, 2012	N/A	39,200	N/A	$159,936

	March 23, 2012	February 3, 2012	N/A	17,550	N/A	$71,604
		February 8, 2011

	March 23, 2012	February 3, 2012	N/A	12,942	N/A	$52,803
		February 9, 2010

	March 23, 2012	February 3, 2012	N/A	28,098	N/A	$114,640
		January 30, 2009

	March 23, 2012	February 3, 2012	N/A	10,638	N/A	$43,403
		February 11, 2008

Paul C. Hughes	March 23, 2012	February 3, 2012	N/A	22,950	N/A	$93,636

	March 23, 2012	February 3, 2012	N/A	10,290	N/A	$41,983
		February 8, 2011

	March 23, 2012	February 3, 2012	N/A	7,524	N/A	$30,698
		February 9, 2010

	March 23, 2012	February 3, 2012	N/A	16,344	N/A	$66,684
		January 30, 2009

	March 23, 2012	February 3, 2012	N/A	5,310	N/A	$21,665
		February 11, 2008

During 2012 and prior years, the Company has made restricted stock awards.  All such awards are scheduled to vest over three or five years, with a significant component of each annual award vesting only if performance criteria determined by the Compensation Committee are met (the “performance component”), and the balance vesting solely on the basis of time (i.e., continued employment) (the “time component”).  For the performance component of each award, the relevant accounting guidance provides that to the extent performance criteria have not been determined, the “grant date” (for purposes of determining the value of the award to be expensed over time and commencement of the period of expense accrual) is deferred for that portion of the award until such criteria are determined.  As a result, the tables above include portions of the restricted stock awards to the named executive officers from March 2012, March 2011, March 2010, March/June 2009 and March 2008.  Specifically, the tables include (i) the entire time component of the March 2012 award and the portion of the performance component of the March 2012 award vesting in 2012, (ii) the portion of the performance component of the March 2011 award vesting in 2012, (iii) the portion of the performance component of the March 2010 award vesting in 2012, (iv) the portion of the performance component of the March/June 2009 award vesting in 2012 and (v) the portion of the performance component of the March 2008 award vesting in 2012.  The tables exclude the portion of the performance component of the March 2012 award available for vesting in years after 2012, or the following number of shares:  Mr. McDowell, 41,200; Mr. Seale, 41,200; Mr. Pollert, 30,600; Mr. Blanz, 39,200; and Mr. Hughes, 22,950.

The Compensation Committee has not established levels of threshold, target and maximum payouts for restricted stock awards.  A fixed number of shares was awarded annually, with a portion of the award being forfeited if performance and/or service conditions are not met.  The payout reported in the target column of the “Grants of Plan-Based Awards” table represents all awards with a grant date (as defined under the relevant accounting guidance) in 2012 which have vested and become non-forfeitable.

We use the closing stock price on the grant date as our estimate of the grant date fair value of the restricted stock awards.

During 2013, the Company began making long-term incentive awards comprised of (i) time-vesting (i.e., continued employment) restricted stock and (ii) performance share units with scheduled payouts ranging from 0% to 200% of the target number of shares depending upon the Company’s relative total shareholder return over a three year performance period.  See “Compensation Discussion and Analysis” above.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth the outstanding equity awards that have not vested for each named executive officer as of December 31, 2012.  As of December 31, 2012, the Company had not made any option awards.

	Stock Awards
			Equity Incentive Plan Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Number of Unearned Shares, Units or Other Rights that Have Not Vested(1)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Paul H. McDowell	N/A	N/A	260,791	$1,452,606

Shawn P. Seale	N/A	N/A	259,687	$1,446,457

William R. Pollert	N/A	N/A	191,593	$1,067,173

Robert C. Blanz	N/A	N/A	246,338	$1,372,103

Paul C. Hughes	N/A	N/A	142,647	$794,544

(1)	Shares are scheduled to vest as follows, although actual vesting may differ.

	March 2013	March 2014	March 2015
Paul H. McDowell	122,050	96,114	42,627

Shawn P. Seale	120,946	96,114	42,627

William R. Pollert	88,679	71,274	31,640

Robert C. Blanz	114,591	91,233	40,514

Paul C. Hughes	65,732	53,255	23,660

Stock Vested Table

The following table sets forth vesting of restricted stock for each of the named executive officers during the fiscal year ended December 31, 2012.  The Company has not made any option awards.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Paul H. McDowell	78,750	$321,300

Shawn P. Seale	77,594	$316,584

William R. Pollert	56,417	$230,181

Robert C. Blanz	73,032	$297,971

Paul C. Hughes	41,864	$170,805

All shares in the above table vested on March 23, 2012, and the “Value Realized on Vesting” reflects the closing stock price on that date ($4.08 per share).

Securities Authorized for Issuance under Equity Compensation Plans

Our stock incentive plan is our sole equity compensation plan and has been approved by our stockholders.  The number of shares of common stock to be issued upon exercise of outstanding awards and the number of shares of common stock remaining available for future issuance under our stock incentive plan as of December 31, 2012, were as follows:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-0-	N/A	879,995

Since December 31, 2012, we have made stock awards (time-based restricted common stock) and performance share awards (performance-based units tied to a target number of shares of common stock) under our stock incentive plan representing an aggregate of 443,900 shares of common stock to our executive officers, other employees and directors, assuming payout of the performance share awards at the target level.

Employment of Our Executives

  We have entered into employment agreements with each of our executive officers.  We entered into employment agreements with Messrs. McDowell, Pollert, Seale and Blanz upon the closing of our initial public offering in March 2004.  We entered into an employment agreement with Mr. Hughes in February 2007, and we also amended our employment agreement with Mr. Blanz at that time.

Salary, Bonus and Other Benefits

  Under the above agreements, each of our executive officers is entitled to an annual base salary, and an annual bonus and restricted stock awards at the discretion of the Compensation Committee.  The agreements provide that each individual is entitled to an annual percentage salary increase at least equal to the increase in the cost of living.  The Compensation Committee established the following current base salaries for the executive officers during February 2013:  Mr. McDowell, $495,000; Mr. Pollert, $255,000; Mr. Seale, $351,000; Mr. Blanz, $325,000; and Mr. Hughes, $255,000.

  Each officer is also eligible for the same benefits, including participation in our retirement and welfare plans, as other similarly situated employees, and such other benefits as our Board may, from time to time, establish.  The agreements contemplate that the Company will provide and pay for a whole life insurance policy at defined levels per individual and a disability insurance policy providing for income replacement in the event of disability of at least 95% of the individual’s base salary.  The executive officers have agreed to defer the whole life insurance policy benefit and in place of such benefit the Company has purchased for each executive officer’s benefit a variable universal life insurance policy.  The policy is a form of permanent life insurance that establishes a fixed death benefit while also accumulating cash value inside the policy for the executive officer’s benefit.  The Company has established an annual premium to be paid by the Company for the benefit of each executive officer as follows: Mr. McDowell, $34,320; Mr. Pollert, $34,570; Mr. Seale, $22,215; Mr. Blanz, $19,980; and Mr. Hughes, $6,120.  The executive officers can purchase a death benefit of up to the following amount through the policy: Mr. McDowell, $2,000,000; Mr. Pollert, $1,000,000; Mr. Seale, $1,500,000; Mr. Blanz, $1,000,000; and Mr. Hughes, $500,000.  We also provide the executive officers with a disability insurance benefit providing a monthly income replacement until age 65 in the event of disability of:  Mr. McDowell, $21,900; Mr. Pollert, $18,000; Mr. Seale, $19,050; Mr. Blanz, $21,600; and Mr. Hughes, $24,950.  Messrs. McDowell and Seale are also entitled to a tax preparation and financial planning reimbursement of up to $10,000 annually.  The executive officers are also entitled to an indemnification payment for any income taxes they must pay as a result of the insurance and tax preparation and financial planning reimbursement perquisites.

Term

  Each agreement was entered into for an initial term of approximately three years, and automatically extends for one additional year each December 31, unless either party provides written notice to the other party at least 90 days prior to December 31 that it does not wish to renew the agreement.  However, each officer and the Company has reserved the right to terminate his agreement at any time for any reason, subject to the severance that may be due as described below.

Severance

  Non-Renewal.  In the event the Company elects not to renew the agreement, the officer will be entitled to his base salary for the remaining term, plus a lump sum payment on the date his employment ends equal to his then current annual base salary.

  Death or Disability.  If the officer’s employment is terminated as a result of his death or disability, he (or his estate) will be entitled to a lump sum payment equal to:

•	a pro rata portion of his highest annual bonus for the prior three calendar years; and

•	immediate vesting of all restricted stock awards granted under our stock incentive plan.

  The officer (or his estate) will also be entitled to payout for his performance share awards following the end of the applicable performance period.  The actual payout will be the pro rata amount of the full award amount based on actual performance.

  Without Cause or with Good Reason.  If the officer’s employment is terminated by the Company without “cause” or by him with “good reason” (and other than in connection with his death or disability or a decision not to extend the agreement), such officer will be entitled to the following severance:

•	three times his then current annual base salary for Messrs. McDowell, Seale and Blanz or two times in the case of Messrs. Pollert and Hughes;

•	three times average annual bonus for the past three years for Messrs. McDowell, Seale and Blanz or two times in the case of Messrs. Pollert and Hughes;

•	a pro rata portion of his highest annual bonus for the prior three calendar years;

•	continued payment of the employer portion of life, health and disability premiums for 24 months; and

•	immediate vesting of all restricted stock awards granted under our stock incentive plan.

  The officer will also be entitled to payout for his performance share awards following the end of the applicable performance period.  The actual payout will be the pro rata amount of the full award amount based on actual performance.

  “Cause” and “good reason” are generally defined to mean:

	Cause		Good Reason

●	the executive’s conviction of, or a plea of guilty or nolo contendere to, a felony;	●	a reduction in base salary;

●	the executive’s intentional failure to substantially perform reasonably assigned material duties;	●	a demotion or a material reduction in duties, subject to a 30-day right to cure;

●	the executive’s willful misconduct in the performance of the executive’s duties; or	●	a requirement for the executive to be based at a location other than the New York, New York metropolitan area; or

●	the executive’s material breach of any non-competition or non-disclosure agreement in effect between him and us.	●	any material breach of the employment agreement by us, subject to a 30-day right to cure.

   Change of Control.  Except as set forth below related to stock incentive plan awards, each officer is entitled to the same benefits described above for a termination without cause or with good reason, plus a gross-up for any excise taxes imposed by the Internal Revenue Service, in the event his employment is terminated in connection with a “change of control” of our Company.  These benefits will be paid if any of the following circumstances apply:

•	termination is without cause or with good reason within 12 months following a change of control;

•	termination is without cause while the Company is negotiating a transaction that reasonably could result in a change of control; or

•	termination is without cause and a change of control occurs within three months of termination.

   A “change of control” is generally defined to mean:

•	the acquisition by any person of more than 50% of our then outstanding voting securities;

•
the merger or consolidation of our Company with another entity, unless the holders of our voting shares immediately prior to the merger or consolidation have at least 50% of the combined voting stock of the surviving entity of the merger or consolidation;

•	the sale or disposition of all or substantially all of our assets;

•	the liquidation or dissolution of our Company; or

•
directors who constituted our Board on the date of the agreement cease for any reason to constitute a majority of our directors, unless the nomination of the successor to any such director is approved by a majority of our directors in office immediately prior to such cessation.

  Under the terms of our 2004 stock incentive plan, all restricted stock awards to the executive officers (as well as to all of our other employees) will automatically vest upon a change of control of our Company (irrespective of a termination of employment).  Performance share awards will convert to time-based restricted stock at the target amount of shares upon a change of control, and will continue to vest over the original performance period as long as the executive’s employment is not terminated.  However, if the performance share awards are not assumed by a public company acquirer, they will automatically vest.

  Each officer must execute a release of all claims for the benefit of our Company, its affiliates and our officers and directors in order to receive any severance payment described above.

Non-Compete

  Each officer has also agreed not to compete with us or solicit our customers or employees for the one-year period after termination of his employment for any reason.

Quantification of Hypothetical Benefits

  The following tables quantify the payments we would be required to make to our named executive officers assuming their employment was terminated or a change of control occurred as of December 31, 2012.

	Hypothetical Payments to Mr. McDowell
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$1,341.0	$-	$1,341.0	$1,341.0	$-

Multiple of bonus	-	-	1,069.4	1,069.4	-

Pro rata bonus	-	-	-	-	-

Payment of insurance premiums	-	-	116.2	116.2	-

Value of vesting remaining restricted stock awards	-	1,452.6	1,452.6	1,452.6	1,452.6

Excise tax gross-up	-	-	-	1,383.6	-

Total	$1,341.0	$1,452.6	$3,979.2	$5,362.8	$1,452.6

	Hypothetical Payments to Mr. Seale
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$1,053.0	$-	$1,053.0	$1,053.0	$-

Multiple of bonus	-	-	899.4	899.4	-

Pro rata bonus	-	-	-	-	-

Payment of insurance premiums	-	-	87.7	87.7	-

Value of vesting remaining restricted stock awards	-	1,446.5	1,446.5	1,446.5	1,446.5

Excise tax gross-up	-	-	-	1,193.3	-

Total	$1,053.0	$1,446.5	$3,486.6	$4,679.9	$1,446.5

	Hypothetical Payments to Mr. Pollert
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$738.0	$-	$492.0	$492.0	$-

Multiple of bonus	-	-	349.6	349.6	-

Pro rata bonus	-	-	-	-	-

Payment of insurance premiums	-	-	110.6	110.6	-

Value of vesting remaining restricted stock awards	-	1,067.2	1,067.2	1,067.2	1,067.2

Excise tax gross-up	-	-	-	-	-

Total	$738.0	$1,067.2	$2,019.4	$2,019.4	$1,067.2

	Hypothetical Payments to Mr. Blanz
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$903.0	$-	$903.0	$903.0	$-

Multiple of bonus	-	-	912.4	912.4	-

Pro rata bonus	-	-	-	-	-

Payment of insurance premiums	-	-	89.2	89.2	-

Value of vesting remaining restricted stock awards	-	1,372.1	1,372.1	1,372.1	1,372.1

Excise tax gross-up	-	-	-	1,142.0	-

Total	$903.0	$1,372.1	$3,276.7	$4,418.7	$1,372.1

	Hypothetical Payments to Mr. Hughes
	Termination as a Result of Non-Renewal	Termination as a Result of Death or Disability	Termination without Cause or with Good Reason	Termination in Connection with Change of Control	Change of Control
	(in thousands)
Multiple of salary	$711.0	$-	$474.0	$474.0	$-

Multiple of bonus	-	-	356.7	356.7	-

Pro rata bonus	-	-	-	-	-

Payment of insurance premiums	-	-	56.2	56.2	-

Value of vesting remaining restricted stock awards	-	794.5	794.5	794.5	794.5

Excise tax gross-up	-	-	-	543.3	-

Total	$711.0	$794.5	$1,681.4	$2,224.7	$794.5

In cases where a pro rata bonus is payable (i.e., termination as a result of death or disability, termination without cause or with good reason, or termination in connection with a change of control), we have assumed the full 2012 bonus is paid, and therefore, no pro rata bonus is payable.

401(k) Plan

We have established a 401(k) Plan for our employees.  The 401(k) Plan is a defined contribution plan intended to qualify under section 401 of the Internal Revenue Code.  All of our employees who are at least 21 years old are eligible to participate on the first day of the first payroll period following three months of employment.  Participants may make pre-tax contributions to the 401(k) Plan of between 1% and 100% of their eligible earnings, subject to a statutorily prescribed annual limit.  We may at our discretion make matching contributions to the 401(k) Plan in amounts to be determined annually.  Each participant is fully vested in his or her contributions and in any discretionary matching contributions made to his or her account.  Contributions by the participants or by us to the 401(k) Plan, and the income earned on such contributions, are generally not taxable to the participants until withdrawn.  Any contributions by us are generally deductible by us when made.  All contributions are held in trust as required by law. Individual participants may direct the trustee to invest their accounts in authorized investment alternatives.

Proposal 2—Advisory Approval of Executive Compensation

In accordance with SEC rules, we are providing stockholders with an advisory or non-binding vote to approve the compensation of our named executive officers.  That compensation is described under “Compensation Discussion and Analysis”, the compensation tables, and the accompanying required narrative disclosure regarding named executive officer compensation included in this Proxy Statement. This proposal, commonly known as a say-on-pay vote, gives stockholders the opportunity to express their views on the Company’s executive compensation. At the Company’s 2011 Annual Meeting, stockholders voted in favor of holding the say-on-pay vote on an annual basis and, in accordance with stockholder preference, the Board determined that the say-on-pay advisory vote will be held on an annual basis.

We have held the say-on-pay vote each of the last two years, and in each year the Company’s stockholders have voted to approve the compensation of the Company’s executive officers.  At the 2011 Annual Meeting, 93% of the votes cast were in favor of the proposal, and at the 2012 Annual Meeting, 88% of the votes cast were in favor of the proposal.

As described under “Compensation Discussion and Analysis” above, the Company’s Compensation Committee has approved the compensation paid to the Company’s executive officers, and the Board has recommended that the Company’s stockholders express their views on the Company’s executive compensation by adopting the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures).

Because your vote is advisory, it will not be binding upon the Company, the Board or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when making future executive compensation decisions.

The Board unanimously recommends a vote FOR the advisory approval of executive compensation.

Proposal 3— Amendments to the 2004 Stock Incentive Plan,
as Amended and Restated

General

The Company currently has in effect the 2004 stock incentive plan (the “stock plan”).  The stock plan permits the grant of options, stock appreciation rights (“SARs”), stock awards, performance share awards and incentive awards.

The stock plan was adopted and approved at the time of our initial public offering.  The stock plan was amended and restated by the Board in 2006 and 2009 and those amendments were approved by stockholders at the immediately following annual meetings.

On March 7, 2013, the Board further amended the stock plan, subject to the approval of stockholders.  The more significant amendments adopted by the Board are to (i) increase the stock plan’s share authorization and provide that shares tendered or withheld in payment of an exercise price or satisfaction of tax withholding obligations will be available for future grants; (ii) expressly authorize the grant of dividend equivalent rights in conjunction with the grant of performance shares; (iii) further restrict the ability to reduce the exercise price of options and SARs and provide that no payment can be made to cancel an option or SAR when the fair market value of the common stock is less than the exercise price of the award; (iv) provide that the grant, vesting and settlement of awards are subject to any recoupment or clawback policy; and (v) extend the term of the stock plan.

The Board believes that the stock plan has furthered the Board’s philosophy of closely aligning the interests of the Company’s stockholders and management through compensation awards paid in the form of equity interests in the Company that encourage and reward performance.  The awards that have been made under the stock plan are an integral part of the Company’s total compensation program and compensation philosophy that combines salary, bonus and long-term stock incentives to encourage management strategies and actions that will continue to build stockholder value.  Approval of the proposed amendments to the stock plan will enable the Company to continue to provide these important incentive award opportunities.

The following paragraphs summarize the more significant features of the stock plan, as amended by the Board subject to stockholder approval.  The text of the amended and restated stock plan is attached to this proxy statement as Annex C.  The full text of the stock plan, as currently in effect and prior to the proposed amendments, has been filed with the SEC.  If the proposed amendments of the stock plan are not approved, the provisions of the stock plan, prior to the proposed amendments, will remain in effect until it is terminated or expires in accordance with its terms.

Administration

Administration of the stock plan is carried out by the Compensation Committee of our Board, except that the Board will administer the stock plan in the case of awards to our directors who are not employed by us or one of our affiliates.  The Compensation Committee may delegate its authority under the stock plan to one or more officers but it may not delegate its authority with respect to awards to individuals subject to Section 16 of the Exchange Act.  The Compensation Committee has delegated to certain of our executive officers the authority to make awards to employees not subject to Section 16 of the Exchange Act, provided that no award granted pursuant to the delegation may exceed 100,000 shares annually.  As used in this summary, the term “administrator” means the Compensation Committee or its delegate or the Board, as appropriate.

Eligibility

Our officers and employees and those of our affiliates are eligible to participate in the stock plan.  Our directors and other individuals that provide services to us are eligible to participate in the stock plan.

Share Authorization

Currently, the maximum number of shares of common stock that may be issued under the stock plan is 5,123,000 shares.  All of the awards that have been granted under the stock plan have been made in the form of stock awards and performance shares granted to officers, other employees and directors of the Company.  No options or SARs have been granted or are outstanding.  As of the Record Date, we have granted stock awards and performance share awards covering 4,686,905 shares of common stock (1,266,184 of which remain subject to forfeiture as set forth in the applicable agreement) and 436,095 shares of common stock remain available for future issuance under the stock plan.  A proposed amendment to the stock plan would increase the maximum number of shares of common stock that may be issued under the stock plan by 3,100,000 shares, to 8,223,000 shares.

If a stock plan award is forfeited, cancelled or otherwise terminates or is settled with a cash payment, then the number of shares of common stock covered by that award will again be available for future awards made under the stock plan.  If a SAR is settled with shares of common stock, the stock plan’s authorization will be reduced by the number of shares for which the SAR is exercised (rather than the lesser number of shares of common stock issued in settlement of the SAR).  Any shares of common stock that are tendered, withheld or retained to satisfy the exercise price or tax withholding obligation under an award will be available for future awards under the stock plan.

The stock plan provides that the aggregate share authorization, the per individual grant limitations and the terms of outstanding awards, will be adjusted as our Board determines is appropriate in the event of a stock dividend, stock split, reclassification of shares or similar events.

Options

The stock plan provides for the grant of (i) options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code (the “Code”) and (ii) options that are not intended to so qualify.  The principal difference between incentive stock options and other options is the federal income tax consequences of the option exercise.  See “Federal Income Taxes” below.

The administrator will select the participants who are granted options and, consistent with the terms of the stock plan, will prescribe the terms of each option.  The option price cannot be less than the shares’ fair market value on the date the option is granted.   The stock plan explicitly prohibits the repricing of options and explicitly prohibits a payment to cancel an option when the option price exceeds the shares’ fair market value without stockholder approval, except to reflect changes in the Company’s capitalization.  The option price may be paid in cash, by surrendering shares of common stock, or a combination of cash and common stock.  Options may be exercised in accordance with requirements set by the administrator.  The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed 10 years.  Options generally will be nontransferable except in the event of the participant’s death, but the administrator may allow the transfer of options (other than incentive stock options) during the participant’s lifetime to members of the participant’s immediate family, a family trust or a family partnership.

The stock plan currently provides that no participant may be granted incentive stock options that are first exercisable in a calendar year for common stock having a total fair market value (determined as of the option grant date) exceeding $100,000.  In addition, the stock plan currently provides that no participant may be granted options in any calendar year for more than 1,500,000 shares.

Stock Awards

The administrator also will select the participants who are granted stock awards and, consistent with the terms of the stock plan, will establish the terms of each stock award.  A stock award may be subject to vesting requirements, transfer restrictions or both as determined by the administrator.  Those conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved, including objectives based on the performance criteria described below.  The stock plan provides that, unless the award agreement provides otherwise, a stock award that is not both vested and transferable on the date of grant will have a vesting period of at least three years unless vesting is contingent upon meeting one or more of the performance criteria described below in which case the vesting period must be at least one year.  The stock plan currently provides that no participant may be granted stock awards in any calendar year for more than 1,000,000 shares.

Performance Share Awards

The stock plan also authorizes the grant of performance shares (i.e., an award stated with reference to a specified number of shares of common stock that entitled the holder to receive a payment if certain objectives are achieved).  The administrator will select the participants who are granted performance share awards and will establish the terms of each award.  The objectives established for earning a performance share award may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved, including objectives based on the performance criteria described below.  Unless the award agreement provides otherwise, the period in which a performance share award may be earned will be at least three years except that the period will be at least one year in the case of an award that is subject to requirements based on one or more of the performance criteria described below.  To the extent that a performance award is earned, it may be settled in cash, by the issuance of common stock or a combination of cash and common stock.  The stock plan currently provides that no participant may be granted more than 1,000,000 performance shares in any calendar year.

Stock Appreciation Rights

The administrator also will select the participants who receive SARs under the stock plan.  A SAR entitles the participant to receive a payment based on the appreciation in the fair market value of a share of common stock.  The stock plan provides that the amount payable under a SAR cannot be greater than the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date the SAR was granted (the “initial value”).  The stock plan explicitly prohibits a reduction in the initial value and explicitly prohibits a payment to cancel a SAR when the initial value exceeds the shares’ fair market value without stockholder approval, except to reflect changes in the Company’s capitalization.  A SAR will be exercisable at such times and subject to such conditions as may be established by the administrator.  The amount payable upon the exercise of a SAR may be settled in cash, by the issuance of common stock or a combination of cash and common stock.  The stock plan currently provides that no participant may be granted more than 1,500,000 SARs in any calendar year.

Incentive Awards

The stock plan also permits the grant of incentive awards to participants selected by the administrator.  An incentive award is a cash bonus that is payable if certain objectives are achieved.  The objectives will be prescribed by the administrator and will be stated with reference to one or more of the performance criteria described below.  No participant may be granted incentive awards in any calendar year that exceed the lesser of (i) 500% of the participant’s base salary (prior to any salary reduction or deferral election) as of the date of grant or (ii) $2,000,000.

Change in Control

The stock plan includes several provisions that apply if there is a change in control of the Company (as defined in the stock plan).  If there is a change in control, unless the award agreement provides otherwise, then outstanding options and SARs will become exercisable, stock awards will become vested and transferable and performance share awards and incentive awards will be earned in full.  The stock plan further provides that a participant’s benefits will be reduced in order to avoid excise tax liability under Section 4999 of the Code (relating to certain parachute payments) if the reduction will allow the participant to receive greater after-tax benefits than the participant would realize without the reduction.  The stock plan’s provision for the reduction of parachute payments does not apply to a participant who is entitled to indemnification from the Company for any liability that the participant may incur under Section 4999 of the Code, including each of the named executive officers who are entitled to indemnification under their respective employment agreements with the Company.

Performance Criteria

The stock plan provides that stock awards may become vested and transferable and performance shares and incentive awards may be earned based on achieving objectives based on one or more performance criteria.  The stock plan provides that the following performance criteria may be used:  funds from operations per share, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common stock, appreciation in the value of the common stock, peer stockholder returns, return on assets, total shareholder return and asset origination.  The stock plan provides that the performance objectives may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index.

Termination and Amendment

The term of the stock plan, as currently in effect, will expire on March 9, 2019.  The amended stock plan extends the term until March 6, 2023.  The Board may amend or terminate the stock plan at any time, but an amendment will not become effective without the approval of our stockholders if that approval is required under applicable law or the rules and regulations of the NYSE.  No amendment or termination of the stock plan will adversely affect a participant’s rights under outstanding awards without the participant’s consent.

Stockholder Rights

A participant does not have any rights as a stockholder of the Company with respect to an option or SAR granted under the stock plan until the option or SAR is exercised and common stock is issued to the participant.  A participant has the rights of a stockholder of the Company with respect to the shares of common stock covered by a stock award, including the right to vote the shares and receive dividends on the shares; provided, however, that the administrator will prescribe that dividends payable on a stock award that does not vest solely on account of continued employment or service will be accumulated and paid when, and to the extent that, the stock award vests.  A participant does not have any rights as a stockholder of the Company with respect to an award of performance shares until the performance shares are earned and settled with the issuance of common stock; provided, however, that an award of performance shares may include the right to receive dividend equivalents (payments equal to the dividends paid on common stock).  However, if the performance share award will not be earned solely on account of continued employment or service, the administrator will provide that dividends equivalents on performance shares will be accumulated and paid when, and to the extent that, the performance share award is earned.  A participant will not have any rights as a stockholder of the Company with respect to an incentive award.

Return or Repayment of Awards

The stock plan provides that each award granted under the stock plan is subject to the condition that the Company may require that the award be returned and that any prior payment must be repaid to the Company, if that action is required under the terms of any Company “clawback” policy.

Federal Income Taxes

The Company has been advised by counsel regarding the federal income tax consequences of the stock plan.  No income is recognized by a participant at the time an option is granted.  If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the option (although the exercise may have alternative minimum tax consequences for the participant).  Income is recognized by a participant when he disposes of shares acquired under an incentive stock option.

The exercise of a nonqualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price.

No income is recognized upon the grant of a SAR.  The exercise of a SAR generally is a taxable event.  A participant generally must recognize income equal to any cash that is paid and the fair market value of any shares of common stock that are received in settlement of a SAR.

A participant will recognize income on account of a stock award on the first date that the shares are either transferable or not subject to a substantial risk of forfeiture.  The amount of income recognized by the participant is equal to the fair market value of the common stock received on that date.

No income is recognized upon the award of performance shares.  A participant will recognize income on account of the settlement of a performance share award.  A participant will recognize income equal to any cash that is paid and the fair market value of any shares of common stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that are received in settlement of the award.

No income is recognized on the grant of an incentive award.  A participant will recognize income on settlement of an incentive award equal to the amount of cash for which the award is settled.

The Company will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or SAR, the vesting of a stock award and the settlement of a performance share award or an incentive award.  The amount of the deduction is equal to the ordinary income recognized by the participant.  The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option.  The Company may claim a federal income tax deduction on account of certain dispositions of shares of common stock acquired upon the exercise of an incentive stock option.

The Board of Directors unanimously recommends a vote FOR the proposed amendments to the stock plan.

The Audit Committee

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board.  Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  The Audit Committee’s responsibility is to monitor and oversee these processes.  In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, who is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our company and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our Company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The members of our Audit Committee are not professional accountants.  Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, our Audit Committee serves an oversight role and does not itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles or that McGladrey LLP is in fact “independent.”

Submitted by:

Audit Committee

Howard A. Silver (Chairman)
Catherine F. Long
Jeffrey F. Rogatz

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Proposal 4—Ratification of McGladrey LLP
as Our Independent Registered Public Accounting Firm

The Audit Committee has appointed McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2013.  A representative of McGladrey is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s appointment of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise.  However, our Board is submitting the appointment of McGladrey LLP to the stockholders for ratification as a matter of what it considers to be good corporate practice.  Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and the stockholders’ best interests.  If the Audit Committee’s selection is not ratified, the Audit Committee will take that fact into consideration, together with such other factors it deems appropriate, in determining its next selection of an independent registered public accounting firm.

The Board unanimously recommends a vote FOR the ratification of McGladrey LLP.

Fees Paid to Independent Registered Public Accounting Firm

The following is a summary of the fees and expenses billed to the Company by McGladrey for professional services rendered for the fiscal years ended December 31, 2012 and December 31, 2011.

	2012	2011
Audit fees(1)	$538,500	$552,650
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$538,500	$552,650

(1)
Includes fees for annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.  The fee for the annual audit and quarterly reviews was fixed at $485,000 for 2012, and $525,000 for 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s shares of common stock to file reports of ownership and changes in ownership of our shares of common stock and any other equity securities with the SEC and the NYSE.  Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2012 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2012 were complied with on a timely basis.

2012 Annual Report to Stockholders

We have enclosed along with this Proxy Statement a copy of the Company’s 2012 Annual Report to Stockholders that includes all financial statements and schedules.  We will provide without charge additional copies of the 2012 Annual Report to each person solicited by this Proxy Statement upon request in writing to Brad D. Cohen, Director of Investor Relations, CapLease, Inc., 1065 Avenue of the Americas, New York, NY 10018.

Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single Proxy Statement and Annual Report to that address.  Any such beneficial owner may request a separate copy of this Proxy Statement or the Annual Report by contacting our Corporate Secretary in writing at 1065 Avenue of the Americas, New York, NY 10018, or by telephone at (212) 217-6300.  Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report may request delivery of a single Proxy Statement and Annual Report by contacting our Corporate Secretary as provided in the preceding sentence.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the 2013 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting.  If any other matters properly come before the Meeting or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

Stockholder Proposals for 2014 Annual Meeting of Stockholders

To be eligible for inclusion in the proxy materials for the Company’s 2014 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention:  Corporate Secretary, by December 31, 2013.  We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies.  A stockholder who wishes to present a proposal at the Company’s 2014 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention:  Corporate Secretary, no earlier than December 31, 2013 and no later than January 30, 2014.

In addition to the timing requirements set forth above, our amended and restated bylaws contain certain additional requirements that a stockholder must meet to nominate one or more persons for election as directors at an annual meeting or to make any other proposal to be acted upon at an annual meeting.

Article II, Section 12 of our amended and restated bylaws allows any stockholder entitled to vote in the election of directors generally to nominate one or more persons for election as directors at an Annual Meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered in writing to our Corporate Secretary not later than the 90th day nor more than the 120th day before the anniversary of the date of the first mailing of our Proxy Statement for the immediately preceding year’s Annual Meeting, provided that in the event that the date of the mailing of the notice for the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by us.

Because this Proxy Statement was first mailed to our stockholders on April 30, 2013, our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2014 Annual Meeting of Stockholders not later than the close of business on January 30, 2014, and not earlier than the close of business on December 31, 2013.

Each notice of a stockholder proposal must set forth:

•
as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•
as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

  If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board.  Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

  These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our Proxy Statement.

  We will also furnish any stockholder a copy of our amended and restated bylaws without charge upon written request to the Corporate Secretary.  We have filed a copy of our amended and restated bylaws as Exhibit 3.11 to our Annual Report on Form 10-K, for the fiscal year ended December 31, 2012.

By Order of the Board,

Paul C. Hughes
Corporate Secretary

April 30, 2013

Annex A

CAPLEASE, INC.
Independence Determination Guidelines

A director is considered independent if the Board makes an affirmative determination that the director has no material relationship with the Company after broadly considering all relevant facts and circumstances. The Board has established the categorical standards set forth below to assist it in making such determinations. A director will not be considered independent if the director:

•
is, or who has been within the last three years, an employee of the Company or any of its subsidiaries, or whose immediate family member is, or has been within the last three years, an executive officer of the Company or any of its subsidiaries;

•
has received, or who has an immediate family member serving as an executive officer who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(A) is, or whose immediate family member is, a current partner of a firm that is the Company’s internal or external auditor; (B) is a current employee of such a firm; (C) has an immediate family member who is a current employee of such a firm and who personally works on the Company’s audit; or (D) was or whose immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•
is, or has been within the last three years, or whose immediate family member is or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on that company’s compensation committee;

•
is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company or any of its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year); or

•
is, or within the last three years has been, an executive officer of a charitable organization that receives contributions from the Company or any of its subsidiaries in an amount which, in any single fiscal year, exceeds the greater of $1 million of 2% of such charitable organization’s consolidated gross revenues.

A-1

Annex B

Non-GAAP Financial Measures

The table below presents a reconciliation of each non-GAAP financial measure disclosed in this Proxy Statement to the most comparable GAAP measure.

Calculation of Funds from Operations, as Adjusted for Comparability:
(Amounts in thousands, except per share amounts)	For the year ended December 31, 2012

Net income (loss) allocable to common stockholders	$(11,703)
Add (deduct):
Non-controlling interest in consolidated subsidiaries	(27)
Depreciation and amortization expense on real property	48,189
Depreciation and amortization expense on discontinued operations	653
(Gain) loss on property sales	15,229
Funds from operations	52,341
Items that affect comparability (income) expense:
(Gain) loss on investments other than real property, net	(1,009)
(Gain) loss on extinguishment of debt	(10,790)
Debt modification costs	916
Property acquisition costs	544
Funds from operations, as adjusted for comparability	$42,002
Weighted average number of common shares outstanding, basic and diluted	67,121
Weighted average number of OP units outstanding	156
Weighted average number of common shares and OP units outstanding, diluted	67,277
Funds from operations, as adjusted for comparability, per share	$0.62

Funds from operations, or FFO, is a non-GAAP financial measure. We believe FFO is a useful additional measure of our performance because it facilitates an understanding of our operating performance after adjustment for real estate depreciation, a non-cash expense which assumes that the value of real estate assets diminishes predictably over time. In addition, we believe that FFO provides useful information to the investment community about our financial performance as compared to other REITs, since FFO is generally recognized as an industry standard for measuring the operating performance of an equity REIT. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income or earnings per share determined in accordance with GAAP as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies and analysts do not calculate FFO in a similar fashion, our calculation of FFO may not be comparable to similarly titled measures reported by other companies.

We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”) which defines FFO as net income (loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property and impairment losses on depreciable real estate, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

We also disclose FFO as adjusted for items that affect comparability, as we believe this measure is a useful proxy for existing portfolio performance and, therefore, provides a meaningful presentation of operating performance. This adjusted FFO measure should not be considered as an alternative to net income or earnings per share determined in accordance with GAAP as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity. It also differs from the NAREIT’s definition of FFO and may not be comparable to similarly titled measures reported by other companies.

B-1

Annex C

CAPLEASE, INC.

2004 STOCK INCENTIVE PLAN

As Amended and Restated
Effective March 7, 2013

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

6.10.	Shareholder Rights	C-13
6.11.	Disposition of Shares	C-13
ARTICLE VII SARS		C-14
7.01.	Award	C-14
7.02.	Maximum SAR Period	C-14
7.03.	Nontransferability	C-14
7.04.	Transferable SARs	C-14
7.05.	Exercise	C-14
7.06.	Change in Control	C-15
7.07.	Employee Status	C-15
7.08.	Settlement	C-15
7.09.	Shareholder Rights	C-15
7.10.	No Reduction of Initial Value	C-15
ARTICLE VIII STOCK AWARDS		C-16
8.01.	Award	C-16
8.02.	Vesting	C-16
8.03.	Performance Objectives	C-16
8.04.	Employee Status	C-16
8.05.	Change in Control	C-16
8.06.	Shareholder Rights	C-16
ARTICLE IX PERFORMANCE SHARE AWARDS		C-17
9.01.	Award	C-17
9.02.	Earning the Award	C-17
9.03.	Payment	C-17
9.04.	Shareholder Rights	C-17
9.05.	Nontransferability	C-17
9.06.	Transferable Performance Shares	C-17
9.07.	Employee Status	C-18
9.08.	Change in Control	C-18
ARTICLE X INCENTIVE AWARDS		C-19
10.01.	Award	C-19
10.02.	Terms and Conditions	C-19
10.03.	Nontransferability	C-19
10.04.	Transferable Incentive Awards	C-19
10.05.	Employee Status	C-19
10.06.	Change in Control	C-19
10.07.	Shareholder Rights	C-20
ARTICLE XI LIMITATION ON BENEFITS		C-21
ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK		C-22
ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		C-23
ARTICLE XIV GENERAL PROVISIONS		C-24
14.01.	Effect on Employment and Service	C-24
14.02.	Unfunded Plan	C-24
14.03.	Rules of Construction	C-24
14.04.	Return of Awards; Repayment	C-24
ARTICLE XV AMENDMENT		C-25
ARTICLE XVI DURATION OF PLAN		C-26
ARTICLE XVII EFFECTIVE DATE OF PLAN		C-27

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE I
DEFINITIONS

1.01.            Acquiring Person

  Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing at least fifty percent (50%) of the Company’s then outstanding securities entitled to vote generally in the election of the Board.

1.02.            Administrator

  Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.           Affiliate

  Affiliate means any “subsidiary” or “parent” corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.04.           Agreement

  Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

1.05.           Associate

  Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.  An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.           Beneficial Ownership, Beneficially Owned and Beneficially Owns

  Beneficial Ownership, Beneficially Owned and Beneficially Owns shall have the meanings provided in Exchange Act Rule 13d-3.

1.07.           Board

  Board means the Board of Directors of the Company.

1.08.           Change in Control

  Change in Control means (i) the ownership or acquisition (whether by a merger or otherwise) by any Person (other than a Qualified Affiliate), in a single transaction or a series of related or unrelated transactions, of Beneficial Ownership of more than fifty percent (50%) of the Company’s then outstanding voting securities (the “Outstanding Voting Securities”); (ii) the merger or consolidation of the Company with or into any other Person (other than a Qualified Affiliate), if, immediately following the effectiveness of such merger or consolidation, Persons who did not Beneficially Own Outstanding Voting Securities immediately before the effectiveness of such merger or consolidation directly or indirectly Beneficially Own more than fifty percent (50%) of the outstanding shares of voting stock of the surviving entity of such merger or consolidation (including for such purpose in both the numerator and denominator, shares of voting stock issuable upon the exercise of then outstanding rights (including conversion rights), options or warrants) (“Resulting Voting Securities”), provided that, for purposes of this subsection, if a Person who Beneficially Owned Outstanding Voting Securities immediately before the merger or consolidation Beneficially Owns a greater number of the Resulting Voting Securities immediately after the merger or consolidation than the number the Person received solely as a result of the merger or consolidation, that greater number will be treated as held by a Person who did not Beneficially Own Outstanding Voting Securities before the merger or consolidation, and provided further that such merger or consolidation would also constitute a Change in Control if it would satisfy the foregoing test if rights, options and warrants were not included in the calculation; (iii) any one or a series of related sales or conveyances to any Person or Persons (including a liquidation) other than any one or more Qualified Affiliates of all or substantially all of the assets of the Company; (iv) the complete liquidation or dissolution of the Company; or (v) Continuing Directors cease to be a majority of the members of the Board.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

  Notwithstanding the foregoing, if an award under this Plan constitutes “deferred compensation” under Section 409A of the Code, no payment shall be made under such award on account of a Change in Control unless the occurrence of one or more of the events described in the preceding paragraph also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, all as determined in accordance with the regulations under Section 409A of the Code.

1.09.           Code

  Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.10.           Committee

  Committee means the Compensation Committee of the Board; provided, however, that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate, references in the Plan to the Committee mean the Board.

1.11.           Common Stock

  Common Stock means the common shares of beneficial interest of the Company.

1.12.           Company

  Company means CapLease, Inc., a Maryland corporation.

1.13.           Continuing Director

  Continuing Director means (i) an individual who is a member of the Board on the closing date of the Company’s initial public offering of the Common Stock or (ii) any new director whose appointment by the Board was approved by a majority of the persons who were already Continuing Directors at the time of such appointment, election or approval, other than any individual who assumes office initially as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or as a result of an agreement to avoid or settle such a contest or solicitation.

1.14.           Control Affiliate

  Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.15.           Control Change Date

  Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.16.           Corresponding SAR

  Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.17.           Dividend Equivalent

 Dividend Equivalent means the right, subject to the terms and conditions prescribed by the Administrator, of a Participant to receive (or have credited) cash, shares or other property in amounts equivalent to the cash, shares or other property dividends declared on shares of Common Stock with respect to specified Performance Shares (but not with respect to shares of Common Stock covered by an Option or SAR), as determined by the Administrator, in its sole discretion.  If the Performance Shares will not be earned or vested solely on account of continued service or employment, the Administrator shall provide that such Dividend Equivalents (if any) will be distributed only when, and to the extent that, the underlying award is vested or earned.  The Administrator may provide that Dividend Equivalents (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.  Dividend Equivalents shall be paid in cash, Common Stock or a combination of cash and Common Stock as determined by the Administrator.

1.18.           Exchange Act

  Exchange Act means the Securities Exchange Act of 1934.

1.19.           Fair Market Value

  Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange.  If, on any given date, no share of Common Stock is traded on the New York Stock Exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.20.           Incentive Award

  Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

1.21.           Initial Value

 Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the value per share of Common Stock as determined by the Administrator on the date of grant; provided, however, that the Initial Value shall not be less than the Fair Market Value on the date of grant.

1.22.           Option

  Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.23.           Participant

  Participant means an employee of the Company or an Affiliate, a member of the Board, or an individual who provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

1.24.            Performance Shares

  Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.25.            Person

  Person shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), including any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company, legal entity of any kind, government, or political subdivision, agency or instrumentality of a government, as well as two or more Persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the Company’s securities.  The term “Person” does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, and any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a “Person”.

1.26.            Plan

  Plan means the CapLease, Inc. 2004 Stock Incentive Plan.

1.27.           Qualified Affiliate

  Qualified Affiliate means (i) any directly or indirectly wholly owned subsidiary of the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any named executive officer (as defined in Item 402 of Regulation S-K under the Securities Act of 1933) of the Company as indicated in its most recent securities filing made before the date of the transaction.  For purposes of this definition, “controlled by” shall mean having possession,  directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.28.           Related Entity

  Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.29.           SAR

  SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement.  The amount payable, with respect to each share of Common Stock encompassed by the exercise of such SAR, shall not exceed the excess of the Fair Market Value on the date of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.30.           Stock Award

  Stock Award means shares of Common Stock awarded to a Participant under Article VIII.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE II
PURPOSES

  The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Administrator.  No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

  The Plan originally was adopted in connection with the Company’s initial public offering of the Common Stock.  The Plan was amended and restated and such amendments were approved by the Company’s shareholders effective June 14, 2006.  The Plan was further amended and restated and such amendments were approved by the Company’s shareholders effective June 16, 2009.  The Plan is further amended and restated as set forth herein, subject to the approval of the Company’s shareholders in accordance with Article XVII.

  If the Plan is approved by the Company’s shareholders in accordance with Article XVII, the provisions of the Plan as set forth herein shall govern Stock Awards, Performance Shares, Options, SARs and Incentive Awards granted on or after March 7, 2013; provided, however, that Section 14.04 of the Plan also shall apply to awards granted on or before that date.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award.  Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled or (ii) suspend the forfeiture of any award made under this Plan.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance Shares.  All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), any member of the Board and any individual who provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01.           Common Stock Issued

 Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares and Dividend Equivalents, the Company may issue Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.           Aggregate Limit

 The maximum aggregate number of shares of Common Stock that may be issued under this Plan, as amended and restated herein and since the adoption of the Plan, pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Performance Shares and Dividend Equivalents is equal to 8,223,000 shares of Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article XII.  If an SAR is exercised and settled, in whole or in part, by the issuance of Common Stock, the maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be reduced by the number of SARs exercised rather than the number of shares of Common Stock issued in settlement of the SAR exercise.

5.03.           Reallocation of Shares

  If any award under this Plan expires, is forfeited or is terminated without having been exercised or is paid in cash without the delivery of shares of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, forfeited or cash-settled portion of such award of grant shall be available for the grant of other Options, SARs, Stock Awards and the settlement of Performance Share awards and Incentive Awards under this Plan.  Any shares of Common Stock tendered, withheld or retained to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan shall be available for future grants and awards under this Plan.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VI
OPTIONS

6.01.           Award

  In accordance with the provisions of Article IV, the Administrator will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 1,500,000 shares.

6.02.            Option Price

  The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Except for an adjustment in accordance with Article XII, the price per share of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise), without the approval of the Company’s shareholders.  In addition, no payment shall be made in cancellation of an Option without the approval of the Company’s shareholders if, on the date of cancellation, the option price per share exceeds Fair Market Value.

6.03.           Maximum Option Period

 The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.           Nontransferability

  Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.            Transferable Options

  Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.            Employee Status

  For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

6.07.           Exercise

  Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.           Payment

  Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of Common Stock.  If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.           Change in Control

  Section 6.07 to the contrary notwithstanding and unless the Agreement provides otherwise, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10.           Shareholder Rights

  No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.           Disposition of Shares

  A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VII
SARS

7.01.           Award

  In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 1,500,000 shares of Common Stock.  For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award.  In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.           Maximum SAR Period

  The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR shall have a term of more than ten years from the date such related Option was granted.  The terms of any Corresponding SAR may provide that it has a term that is less than such maximum period.

7.03.           Nontransferability

  Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.           Transferable SARs

  Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.           Exercise

  Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

7.06.            Change in Control

  Section 7.05 to the contrary notwithstanding and unless the Agreement provides otherwise, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07.            Employee Status

  If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.            Settlement

  At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.            Shareholder Rights

  No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.10.            No Reduction of Initial Value

  Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of the Company’s shareholders.  In addition, no payment shall be made in cancellation of an SAR without the approval of the Company’s shareholders if, on the date of cancellation, the Initial Value exceeds Fair Market Value.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE VIII
STOCK AWARDS

8.01.            Award

  In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 1,000,000 shares.

8.02.            Vesting

  The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  Except as otherwise may be provided in the Agreement or as may be permitted or required by this Plan, a Stock Award that is not immediately nonforfeitable and transferable shall be restricted for a period of at least three years or, if the restrictions lapse or expire based on the attainment of objectives stated with respect to performance criteria listed in Section 8.03, the period of restriction shall be at least one year.

8.03.            Performance Objectives

  In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives, which may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index.  The objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, earnings per share, funds from operations, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives,  the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

8.04.            Employee Status

  In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.05.            Change in Control

  Sections 8.02 and 8.03 to the contrary notwithstanding and unless the Agreement provides otherwise, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.            Shareholder Rights

  Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that the Committee shall prescribe that dividends paid on a Stock Award that does not become transferable and nonforfeitable solely on account of continued employment or service will be accumulated and paid when, and to the extent that, the Stock Award becomes transferable and nonforfeitable.  In addition, during the period that the shares of Common Stock subject to a Stock Award are forfeitable or nontransferable, (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.            Award

  In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 1,000,000 shares of Common Stock.  The Administrator also will specify whether Dividend Equivalents are granted in conjunction with the Performance Shares.

9.02.            Earning the Award

  The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives, which may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index, and such other criteria as may be prescribed by the Administrator.  Except as otherwise may be provided in the Agreement or as may be permitted or required by this Plan, the performance objectives shall be measured during a performance measurement period of at least three years from the date of the award; provided, however, that the performance measurement period shall be at least one year from the date of the award if the payment pursuant to the Performance Share award is contingent upon the attainment of objectives stated with respect to performance criteria listed in the following sentence.  The performance objectives may be stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings per share, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.            Payment

  In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof.  A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.            Shareholder Rights

  No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock.  After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

9.05.            Nontransferability

  Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.            Transferable Performance Shares

  Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN
9.07.            Employee Status

  In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.            Change in Control

  Section 9.02 to the contrary notwithstanding and unless the Agreement provides otherwise, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date.  Unless the Agreement provides otherwise, any shares of Common Stock issued as of the Control Change Date in settlement of the Performance Share award shall be nonforfeitable and transferable as of the Control Change Date.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE X
INCENTIVE AWARDS

10.01.          Award

  The Administrator shall designate Participants to whom Incentive Awards are made.  All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) five hundred percent (500%) of the Participant’s base salary (prior to any salary reduction or deferral election) as of the date the Incentive Award was granted or (ii) $2,000,000.

10.02.          Terms and Conditions

  The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award.  Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award.  The performance objectives, which may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index, may be stated with respect to the Company’s, an Affiliate’s or a business unit’s return on equity, total earnings, earnings per share, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, peer stockholder returns, total shareholder return, return on assets, asset origination or such other measures as may be selected by the Administrator.  Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, disability, or retirement.

10.03.          Nontransferability

  Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04.          Transferable Incentive Awards

  Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time.  The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.05.          Employee Status

  If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.06.          Change in Control

  Section 10.02 to the contrary notwithstanding and unless the Agreement provides otherwise, each outstanding Incentive Award shall be earned in its entirety as of a Control Change Date.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

10.07.          Shareholder Rights

  No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XI
LIMITATION ON BENEFITS

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999.  As provided in this Article XI, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant.  The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”).  Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount.  If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant).  The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XI, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Article XI (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Article XI (“Underpayments”).  If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999.  If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Article XI, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date.  For purposes of this Article XI, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment.  The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment.  For purposes of this Article XI, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Article XI, the limitations and provisions of this Article XI shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.  In addition, nothing in this Article XI shall limit or otherwise supersede the provisions of any other agreement or plan which provides that the Participant cannot receive Payments in excess of the Capped Payments.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action.  Any determination made under this Article XII by the Board shall be final and conclusive.

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs.

The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XIV
GENERAL PROVISIONS

14.01.          Effect on Employment and Service

  Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.         Unfunded Plan

 This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.          Rules of Construction

  Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

  All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12).  This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A.  Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

  If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulations sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.04.          Return of Awards; Repayment

  Each Stock Award, Option, SAR, Performance Share award and Incentive Award granted under the Plan (including each award granted prior to the adoption of this amendment and restatement of the Plan), is subject to the condition that the Company may require that such award be returned and that any payment made with respect to such award must be repaid if such action is required under the terms of any Company “clawback” policy as in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the Option or SAR was exercised or the date the Stock Award, Performance Share award or Incentive Award is vested or earned.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XV
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if such approval is required under applicable law or the rules and regulations of the New York Stock Exchange.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding at the time such amendment is made.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XVI
DURATION OF PLAN

No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan more than ten years after the date that the Plan, as amended and restated herein, was adopted by the Board.  Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted on or before that date shall remain valid in accordance with their terms.

CAPLEASE, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE XVII
EFFECTIVE DATE OF PLAN

Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan, as amended and restated herein, upon its adoption by the Board; provided that, this Plan, as amended and restated herein, shall not be effective unless this Plan is approved by the unanimous consent of the Company’s shareholders or by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, before the first anniversary of the date that the Plan, as amended and restated herein, was adopted by the Board.

CAPLEASE, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, JUNE 12, 2013
AND PROXY STATEMENT

CAPLEASE, INC.
1065 Avenue of the Americas
New York, NY 10018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Paul H. McDowell and Paul C. Hughes, or either of them, as proxy of the undersigned (and if the undersigned is a proxy, substitute proxies), each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of common stock of CapLease, Inc. (the “Company”) which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of the Company to be held at the New York office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166, on Wednesday, June 12, 2013, at 10:00 a.m. local time, and at any adjournment, postponement or continuation thereof.  This proxy is solicited on behalf of the Board of Directors.

When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted FOR the Board of Directors’ nominees, FOR the advisory approval of executive compensation, FOR the amendments to the 2004 stock incentive plan and FOR the ratification of our independent registered public accounting firm, and this Proxy authorizes the above-designated Proxies to vote in their sole discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof pursuant to Maryland law and the amended and restated bylaws of the Company and to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS

CAPLEASE, INC.

June 12, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Proxy Statement and 2012 Annual Report to Stockholders are available at http://www.caplease.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ■

1. ELECTION OF DIRECTORS.

The Board of Directors recommends a vote FOR all nominees.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends a vote FOR proposal 2.

	FOR	AGAINST	ABSTAIN
2. ADVISORY APPROVAL OF EXECUTIVE COMPENSATION.	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 3.

	FOR	AGAINST	ABSTAIN
3. APPROVAL OF AMENDMENTS TO THE 2004 STOCK INCENTIVE PLAN.	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 4.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature ________ Date ________ Signature ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.